UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-03897)

Exact name of registrant as specified in charter:	Putnam Mortgage Securities Fund

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Stephen Tate, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	September 30, 2022

Date of reporting period:	October 1, 2021 – September 30, 2022

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam Investments

Putnam Mortgage Securities Fund

Annual report
9 | 30 | 22

Income funds invest in bonds and other securities with the goal of providing a steady stream of income over time.

FUND SYMBOL
CLASS A
PGSIX

Putnam
Mortgage Securities
Fund

Annual report
9 | 30 | 22

Message from the Trustees

November 11, 2022

Dear Fellow Shareholder:

Financial markets are reminding us that the journey to long-term returns often involves weathering periods of heightened volatility. This year, stocks and bonds have experienced losses, and U.S. gross domestic product has declined slightly. Persistent inflation has caused the U.S. Federal Reserve to raise interest rates to contain price pressures, an effort that may continue into 2023. At the same time, we are encouraged by recent economic data that suggests inflation rates are improving.

While this challenging environment is a test of patience, you can be confident that Putnam portfolio managers are actively working for you. As the prices of many stocks and bonds move lower, our teams are researching new and attractive investment opportunities for your fund while assessing risks.

We also would like to announce changes to the Board of Trustees. In July 2022, we welcomed Jennifer Williams Murphy and Marie Pillai as new Trustees. Both have a wealth of investment advisory and executive management experience. We also want to thank our Trustees who retired from the Board on June 30, 2022. Paul Joskow served with us since 1997, and Ravi Akhoury joined the Board in 2009. We wish them well.

Thank you for investing with Putnam.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 4.00%; had they, returns would have been lower. See page 3 and pages 9–11 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

Before April 19, 2018, the fund was managed with a materially different investment strategy and may have achieved materially different performance results under its current investment strategy from that shown for periods before this date.

All Bloomberg indices are provided by Bloomberg Index Services Limited.

Lipper peer group median is provided by Lipper, a Refinitiv company.

* The Putnam Mortgage Securities Linked Benchmark represents the performance of the Bloomberg GNMA Index through April 18, 2018, and the performance of the Bloomberg U.S. MBS Index thereafter.

2 Mortgage Securities Fund

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 9/30/22. See page 2 and pages 9–11 for additional fund performance information. Index descriptions can be found on pages 16–17.

All Bloomberg indices are provided by Bloomberg Index Services Limited.

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Mike, please describe investing conditions for the 12-month reporting period.

For much of the period, financial markets were challenged by multiple, converging risks in the macroeconomy. Rising inflation, slowing global growth, supply chain disruptions, and the Russia-Ukraine War weighed on investor sentiment.

Of these concerns, controlling inflation remained a top priority of the U.S. Federal Reserve. In November 2021, the Fed began tightening its crisis-driven monetary policy. It started to taper its $120-billion-per-month bond-buying program, paving the way for higher interest rates in calendar 2022.

After a relatively calm start to the new year, Russia’s invasion of Ukraine on February 24 caused a flight to safety. Energy and food insecurity in Europe drove up global commodity prices, stoking inflation. For the first time since 2008, the Fed raised interest rates, adding 0.25% to borrowing costs at its March 2022 meeting. The Fed signaled it could make additional interest-rate hikes at each of its remaining six policy meetings this year.

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Allocations are shown as a percentage of the fund’s net assets as of 9/30/22. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the use of different classifications of securities for presentation purposes, and rounding. Allocations may not total 100% because the table includes the notional value (non-cash investments) of certain derivatives (the economic value for purposes of calculating periodic payment obligations), including to-be-announced mortgage security trades, if any, in addition to the market value of securities. Holdings and allocations may vary over time.

Credit qualities are shown as a percentage of the fund’s net assets as of 9/30/22. A bond rated BBB or higher (A-3 or higher, for short-term debt) is considered investment grade. This chart reflects the highest security rating provided by one or more of Standard & Poor’s, Moody’s, and Fitch. Ratings and portfolio credit quality will vary over time.

Cash and net other assets, if any, represent the market value weights of cash, derivatives, and short-term securities in the portfolio. The fund itself has not been rated by an independent rating agency. Data in the chart reflect a new calculation methodology put into effect on 6/30/22.

Mortgage Securities Fund 5

Stubborn inflation caused the Fed to raise interest rates four more times from May to September. The federal funds rate climbed from 0.00%–0.25% at the start of the period to 3.00%–3.25% as of period-end. Many investors feared that the Fed’s aggressive tactics to control inflation would tip the U.S. economy into a recession.

Credit spreads widened as interest rates rose. [Spreads are the yield advantage credit-sensitive bonds offer over comparable-maturity U.S. Treasuries. Bond prices rise as yield spreads tighten and decline as spreads widen.] The yield on the benchmark 10-year U.S. Treasury climbed from 1.52% at the start of the period to 3.83% at period-end. Short-term yields rose even more, causing the yield curve to flatten or invert at times.

How did the fund perform for the 12 months ended September 30, 2022?

The fund returned –14.96%, underperforming its primary benchmark, the Bloomberg U.S. MBS Index, which returned –13.98%.

Which holdings and strategies impacted fund performance relative to its primary benchmark?

Commercial mortgage-backed securities [CMBS] strategies contributed to fund performance. CMBS benefited from improving fundamentals in the commercial real estate sector, which experienced higher-than-anticipated payoff rates and refinancings during the period. However, the Fed’s hawkish rhetoric and geopolitical tensions began to impact markets more broadly. Our CMBS holdings continued to post returns but faced some weakness near period-end. The

ABOUT DERIVATIVES

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position.

For example, the fund’s managers may identify a bond that they believe is undervalued relative to its risk of default, but may seek to reduce the interest-rate risk of that bond by using interest-rate swaps, a derivative through which two parties “swap” payments based on the movement of certain rates.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. Because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For example, Putnam often enters into collateral agreements that require the counterparties to post collateral on a regular basis to cover their obligations to the fund. Counterparty risk for exchange-traded futures and centrally cleared swaps is generally mitigated by the daily exchange of margin and other safeguards against default through their respective clearinghouses.

6 Mortgage Securities Fund

portfolio’s positioning in more seasoned deals, which have shorter maturities and have less exposure to broader market risks, helped boost CMBS returns.

What about detractors for the reporting period?

Interest-rate and yield curve positioning detracted from fund performance. The fund’s duration positioning and quantitative model weighed on performance as Treasury yields rose sharply and interest-rate volatility remained elevated.

Prepayment strategies also detracted from performance. Prepayment speeds were elevated early in the period. Late-cycle refinance dynamics were stronger and lasted longer than in previous cycles. This led investors to model elevated prepayment speeds out into the foreseeable future. Technical pressures within the market also caused a price markdown in securities, and spreads continued to widen on macro-driven volatility.

Exposure to residential mortgage credit, led by credit risk transfer [CRT] securities, detracted slightly from relative performance. CRTs were impacted by macro-driven volatility and a lack of liquidity in the sector.

How were derivatives used during the period?

We used futures and interest-rate swaps to help hedge Treasury term structure risk and for yield curve positioning. Options also provided a means to hedge duration and convexity, isolate prepayment risk, and manage downside risks. Credit default swaps helped to hedge credit and market risks, and gain exposure to specific sectors. Total return swaps were also used to gain exposure to specific sectors and hedge sector exposure.

What are your current views on the various sectors in which the fund invests?

Our outlook for commercial real estate is mixed. We believe commercial mortgages are benefiting from more people returning to offices, shopping, and travel. At the same time, additional interest-rate hikes could push the U.S. economy into a recession. Against this backdrop, property types that can pass along inflation costs to the consumer, such as hotels

This chart illustrates the fund’s composition by maturity, showing the percentage of holdings in different maturity ranges and how the composition has changed over the past six months. Holdings and maturity ranges may vary over time. A negative number represents cash to be allocated to to-be-announced agency pass-through mortgage-backed securities, which the fund has agreed to purchase.

Mortgage Securities Fund 7

and apartments, will hold their value, in our view. We believe property types with longer leases and exposure to rising capital costs will face pressure. Year-to-date macro-driven volatility pushed spreads wider across the sector, creating opportunities for security selection, in our view.

U.S. housing prices soared to record highs during the pandemic. We expect home prices will decline in calendar 2023, followed by tepid growth thereafter. We believe houses will be pressured by continued affordability based on demand and a gradual increase in supply. We see value in non-agency mortgage-backed securities higher in the capital structure, and in bonds backed by more seasoned collateral that can withstand home price declines.

We believe many prepayment-sensitive securities may offer attractive risk-adjusted returns. These securities have the potential for meaningful upside if mortgage prepayment speeds slow further, in our view. These securities provide an important source of diversification in our portfolio and can benefit from a slowdown in the economy or housing market.

What is the team’s near-term outlook?

Overall, we have a cautiously optimistic outlook. If the Fed maintains its hawkish tightening path, we believe the risk of recession remains high. Its timing and depth will depend on how quickly the Fed reacts to visible signs of an emerging recession, in our view. We believe this would likely lead to a modest rise in unemployment and a tepid housing market. We do not believe risk markets have fully priced in recessionary risk. We anticipate volatility will remain elevated in the near term. We prefer to maintain a lower level of risk in this environment but would selectively take advantage of attractive opportunities as they arise.

Thank you, Mike, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

8 Mortgage Securities Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended September 30, 2022, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R, R6, and Y shares are not available to all investors. See the Terms and definitions section in this report for definitions of the share classes offered by your fund.

Annualized fund performance Total return for periods ended 9/30/22

	Life of fund	10 years	5 years	3 years	1 year
Class A (2/8/84)
Before sales charge	5.20%	–0.20%	–1.56%	–5.36%	–14.96%
After sales charge	5.09	–0.61	–2.36	–6.64	–18.36
Class B (4/27/92)
Before CDSC	5.00	–0.78	–2.32	–6.08	–15.61
After CDSC	5.00	–0.78	–2.65	–6.93	–19.68
Class C (7/26/99)
Before CDSC	5.04	–0.80	–2.32	–6.11	–15.60
After CDSC	5.04	–0.80	–2.32	–6.11	–16.41
Class R (1/21/03)
Net asset value	4.92	–0.46	–1.83	–5.61	–15.11
Class R6 (4/20/18)
Net asset value	5.41	0.11	–1.21	–5.03	–14.58
Class Y (4/11/94)
Net asset value	5.39	0.05	–1.33	–5.14	–14.71

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A shares reflect the deduction of the maximum 4.00% sales charge levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R, R6, and Y shares have no initial sales charge or CDSC. Performance for class B, C, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable. Performance for class R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R6 shares; had it, returns would have been higher.

Before April 19, 2018, the fund was managed with a materially different investment strategy and may have achieved materially different performance results under its current investment strategy from that shown for periods before this date.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B and C share performance reflects conversion to class A shares after eight years.

Mortgage Securities Fund 9

Comparative annualized index returns For periods ended 9/30/22

	Life of fund	10 years	5 years	3 years	1 year
Bloomberg U.S. MBS Index	6.17%	0.51%	–0.92%	–3.67%	–13.98%
Putnam Mortgage Securities
Linked Benchmark*	6.16	0.34	–0.94	–3.67	–13.98
Lipper U.S. Mortgage Funds
category median†	5.20	0.38	–0.95	–3.51	–14.03

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

All Bloomberg indices are provided by Bloomberg Index Services Limited.

Lipper peer group median is provided by Lipper, a Refinitiv company.

* The Putnam Mortgage Securities Linked Benchmark represents the performance of the Bloomberg GNMA Index through April 18, 2018, and the performance of the Bloomberg U.S. MBS Index thereafter.

† Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 9/30/22, there were 153, 138, 115, 86, and 3 funds, respectively, in this Lipper category.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and C shares would have been valued at $9,247 and $9,231, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class R, R6, and Y shares would have been valued at $9,553, $10,107 and $10,047, respectively.

All Bloomberg indices are provided by Bloomberg Index Services Limited.

* The Putnam Mortgage Securities Linked Benchmark represents the performance of the Bloomberg GNMA Index through April 18, 2018, and the performance of the Bloomberg U.S. MBS Index thereafter.

10 Mortgage Securities Fund

Fund price and distribution information For the 12-month period ended 9/30/22

Distributions	Class A		Class B	Class C	Class R	Class R6	Class Y
Number	12		12	12	12	12	12
Income	$0.492		$0.407	$0.410	$0.466	$0.534	$0.517
Capital gains	—		—	—	—	—	—
Total	$0.492		$0.407	$0.410	$0.466	$0.534	$0.517
	Before	After	Net	Net	Net	Net	Net
	sales	sales	asset	asset	asset	asset	asset
Share value	charge	charge	value	value	value	value	value
9/30/21	$11.87	$12.36	$11.81	$11.74	$11.71	$11.71	$11.71
9/30/22	9.65	10.05	9.60	9.54	9.52	9.52	9.52
	Before	After	Net	Net	Net	Net	Net
Current rate	sales	sales	asset	asset	asset	asset	asset
(end of period)	charge	charge	value	value	value	value	value
Current dividend rate[1]	5.10%	4.90%	4.38%	4.28%	4.92%	5.55%	5.42%
Current 30-day
SEC yield[2]	N/A	6.04	5.51	5.50	6.04	6.72	6.57

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (4.00% for class A shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

1 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

2 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

Mortgage Securities Fund 11

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class R	Class R6	Class Y
Total annual operating expenses for the
fiscal year ended 9/30/21	0.89%	1.64%	1.64%	1.14%	0.52%	0.64%
Annualized expense ratio for the
six-month period ended 9/30/22*	0.95%	1.70%	1.70%	1.20%	0.55%	0.70%

Fiscal year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Expense ratios for each class are for the fund’s most recent fiscal half year. As a result of this, ratios may differ from expense ratios based on one-year data in the financial highlights.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 4/1/22 to 9/30/22. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class R	Class R6	Class Y
Expenses paid per $1,000*†	$4.53	$8.09	$8.09	$5.72	$2.62	$3.34
Ending value (after expenses)	$902.30	$898.30	$897.90	$900.90	$903.70	$903.00

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 9/30/22. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period (183); and then dividing that result by the number of days in the year (365).

12 Mortgage Securities Fund

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 9/30/22, use the following calculation method. To find the value of your investment on 4/1/22, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class R	Class R6	Class Y
Expenses paid per $1,000*†	$4.81	$8.59	$8.59	$6.07	$2.79	$3.55
Ending value (after expenses)	$1,020.31	$1,016.55	$1,016.55	$1,019.05	$1,022.31	$1,021.56

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 9/30/22. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period (183); and then dividing that result by the number of days in the year (365).

Mortgage Securities Fund 13

Consider these risks before investing

Funds that invest in government securities are not guaranteed. Mortgage- and asset-backed securities are subject to prepayment risk, which means that they may increase in value less than other bonds when interest rates decline and decline in value more than other bonds when interest rates rise. The fund may have to invest the proceeds from prepaid investments, including mortgage- and asset-backed investments, in other investments with less attractive terms and yields.

The fund’s investments in mortgage-backed securities and asset-backed securities, and in certain other securities and derivatives, may be or become illiquid. The fund’s exposure to privately issued mortgage-backed securities and mortgage-backed securities issued or guaranteed by the U.S. government or its agencies or instrumentalities may make the fund’s net asset value more susceptible to economic, market, political, and other developments affecting the housing or real estate markets. The fund currently has significant investment exposure to commercial mortgage-backed securities. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds. Default risk is generally higher for non-qualified mortgages. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Unlike bonds, funds that invest in bonds have fees and expenses. The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political, or financial market conditions; investor sentiment and market perceptions; government actions; geopolitical events or changes; and factors related to a specific issuer, geography (such as a region of the United States), industry, or sector (such as the housing or real estate markets). These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings or in relevant markets.

Our investment techniques, analyses, and judgments may not produce the outcome we intend. We, or the fund’s other service providers, may experience disruptions or operating errors that could have a negative effect on the fund. You can lose money by investing in the fund.

14 Mortgage Securities Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions. They are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 4.00% maximum sales charge for class A shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class R shares are not subject to an initial sales charge or CDSC and are only available to employer-sponsored retirement plans.

Class R6 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to employer-sponsored retirement plans, corporate and institutional clients, and clients in other approved programs.

Class Y shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Mortgage-backed security (MBS), also known as a mortgage “pass-through,” is a type of asset-backed security that is secured by a mortgage or collection of mortgages. The following are types of MBSs:

• Agency credit risk transfer (CRT) security is backed by a reference pool of agency mortgages. Unlike a regular agency pass-through, the principal invested in a CRT is not backed by a U.S. government agency. To compensate investors for this risk, a CRT typically offers a higher yield than conventional pass-through securities. Similar to a CMBS, a CRT is structured into various tranches for investors, offering different levels of risk and yield based on the underlying reference pool.

• Agency “pass-through” has its principal and interest backed by a U.S. government agency, such as the Federal National Mortgage Association (Fannie Mae), Government National Mortgage Association

Mortgage Securities Fund 15

(Ginnie Mae), and Federal Home Loan Mortgage Corporation (Freddie Mac).

• Collateralized mortgage obligation (CMO) represents claims to specific cash flows from pools of home mortgages. The streams of principal and interest payments on the mortgages are distributed to the different classes of CMO interests in “tranches.” Each tranche may have different principal balances, coupon rates, prepayment risks, and maturity dates. A CMO is highly sensitive to changes in interest rates and any resulting change in the rate at which homeowners sell their properties, refinance, or otherwise prepay loans. CMOs are subject to prepayment, market, and liquidity risks.

◦ Interest-only (IO) security is a type of CMO in which the underlying asset is the interest portion of mortgage, Treasury, or bond payments.

• Non-agency residential mortgage-backed security (RMBS) is an MBS not backed by Fannie Mae, Ginnie Mae, or Freddie Mac. One type of RMBS is an Alt-A mortgage-backed security.

• Commercial mortgage-backed security (CMBS) is secured by the loan on a commercial property.

• CMBS mezzanine tranches are securities positioned between a senior tranche (mostly rated AAA) and a subordinated tranche (unrated, typically called an equity tranche). The mezzanine tranches are typically rated between AA and B because they are more exposed to credit risk than the senior tranches, and thus generally carry a higher yield.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Bloomberg GNMA Index is an unmanaged index of Government National Mortgage Association bonds.

Bloomberg U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed income securities.

Bloomberg U.S. MBS Index is an unmanaged index of agency mortgage-backed pass-through securities guaranteed by Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC).

ICE BofA (Intercontinental Exchange Bank of America) U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Putnam Mortgage Securities Linked Benchmark represents the performance of the Bloomberg GNMA Index through April 18, 2018, and the performance of the Bloomberg U.S. MBS Index thereafter.

S&P 500® Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

BLOOMBERG®  is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg’s licensors approve or endorse this material, or guarantee the accuracy or completeness of any information herein, or make any warranty, express or implied, as to the results to be obtained therefrom, and to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

ICE Data Indices, LLC (“ICE BofA”), used with permission. ICE BofA permits use of the ICE BofA indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofA indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

16 Mortgage Securities Fund

Lipper, a Refinitiv company, is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category medians reflect performance trends for funds within a category.

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2022, are available in the Individual Investors section of putnam.com and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Prior to its use of Form N-PORT, the fund filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of September 30, 2022, Putnam employees had approximately $428,000,000 and the Trustees had approximately $57,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Liquidity risk management program

Putnam, as the administrator of the fund’s liquidity risk management program (appointed by the Board of Trustees), presented the most recent annual report on the program to the Trustees in April 2022. The report covered the structure of the program, including the program documents and related policies and procedures adopted to comply with Rule 22e-4 under the Investment Company Act of 1940, and reviewed the operation of the program from January 2021 through December 2021. The report included a description of the annual liquidity assessment of the fund that Putnam performed in November 2021. The report noted that there were no material compliance exceptions identified under Rule 22e-4 during the period. The report included a review of the governance of the program and the methodology for classification of the fund’s investments. The report also included a discussion of liquidity monitoring during the period, including during the market liquidity challenges caused by the Covid-19 pandemic, and the impact those challenges had on the liquidity of the fund’s investments. Putnam concluded that the program has been operating effectively and adequately to ensure compliance with Rule 22e-4.

Mortgage Securities Fund 17

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

18 Mortgage Securities Fund

Trustee approval of management contract

General conclusions

The Board of Trustees of The Putnam Funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”). The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of The Putnam Funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel considered any possible changes to the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and, as applicable, identified those changes to Putnam Management. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2022, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for The Putnam Funds and the Independent Trustees.

In May 2022, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At the Trustees’ June 2022 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its recommendations. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management contract and the approval of your fund’s amended and restated sub-management contract, effective July 1, 2022. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not attempted to evaluate PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, the costs incurred by Putnam Management in providing services to the fund and the application of certain reductions and waivers noted below; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of any economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example,

Mortgage Securities Fund 19

with certain exceptions primarily involving newer or repositioned funds, the current fee arrangements under the vast majority of the funds’ management contracts were first implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with reduced fee levels as assets under management in the Putnam family of funds increase. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to fund shareholders. (Two funds have implemented so-called “all-in” management fees covering substantially all routine fund operating costs.) The Trustees considered that the proposed amended and restated sub-management contract would lower the sub-management fees paid by Putnam Management to PIL.

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment strategy, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not indicate that changes to the management fee schedule for your fund would be appropriate at this time.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. The Trustees and Putnam Management and the funds’ investor servicing agent, Putnam Investor Services, Inc. (“PSERV”), have implemented expense limitations that were in effect during your fund’s fiscal year ending in 2021. These expense limitations were: (i) a contractual expense limitation applicable to specified open-end funds, including your fund, of 25 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to specified open-end funds, including your fund, of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, distribution fees, investor servicing fees, investment-related expenses, interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses). These expense limitations attempt to maintain competitive expense levels for the funds. Most funds, including your fund, had sufficiently low expenses that these expense limitations were not operative during their fiscal years ending in 2021. Putnam Management and PSERV have agreed to maintain these expense limitations until at least January 30, 2024. Putnam Management and PSERV’s commitment to these expense limitation arrangements, which were intended to support an effort to have fund expenses meet competitive standards, was an important factor in the Trustees’ decision to approve the continuance of your fund’s management contract and to approve your fund’s amended and restated sub-management contract. In addition, during its fiscal year ending in 2021, your fund’s expenses were reduced as a result of Putnam Management’s contractual agreement to waive fees and/or reimburse expenses of your fund to the extent that expenses of the fund (excluding payments under the fund’s distribution plans, investor servicing fees, brokerage, interest, taxes, investment-related expenses, extraordinary expenses and acquired fund fees and expenses) exceeded an annual rate of 0.32% of its average net assets. Effective July 1, 2021, this fund-specific expense limitation was no longer operative.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Broadridge Financial Solutions, Inc. (“Broadridge”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fees), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the second quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the first quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2021. The Trustees also considered that, as of December 31, 2021, your fund ranked in the second quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in

20 Mortgage Securities Fund

the third quintile in total expenses (excluding any applicable 12b-1 fees) on a pro forma basis, adjusted to reflect the removal of the fund-specific expense limitation for your fund. The first quintile represents the least expensive funds and the fifth quintile the most expensive funds. The fee and expense data reported by Broadridge as of December 31, 2021 reflected the most recent fiscal year-end data available in Broadridge’s database at that time.

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of the revenues, expenses and profitability of Putnam Management and its affiliates, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place for the Putnam funds, including the fee schedule for your fund, represented reasonable compensation for the services being provided and represented an appropriate sharing between fund shareholders and Putnam Management of any economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees in connection with their annual contract review for the Putnam funds included information regarding services provided and fees charged by Putnam Management and its affiliates to other clients, including collective investment trusts offered in the defined contribution and defined benefit retirement plan markets, sub-advised mutual funds, private funds sponsored by affiliates of Putnam Management, model-only separately managed accounts and Putnam Management’s exchange-traded funds. This information included, in cases where a product’s investment strategy corresponds with a fund’s strategy, comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these clients as compared to the services provided to the Putnam funds. The Trustees observed that the differences in fee rates between these clients and the Putnam funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect, among other things, historical competitive forces operating in separate marketplaces. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for other clients, and the Trustees also considered the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its other clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of Putnam Management’s investment process and performance by the work of the investment oversight committees of the Trustees and the full Board of Trustees, which meet on a regular basis with individual portfolio managers and with senior management of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that, in the aggregate, the Putnam funds’ performance was generally solid in 2021 against a backdrop of strong U.S. economic and financial market growth. The Trustees considered Putnam Management’s observation that, despite an environment of generally strong growth, there had been various headwinds experienced in 2021. For the one-year period ended December 31, 2021, the Trustees

Mortgage Securities Fund 21

noted that the Putnam funds, on an asset-weighted basis, ranked in the 52nd percentile of their peers as determined by Lipper Inc. (“Lipper”) and, on an asset-weighted-basis, delivered a gross return that trailed their benchmarks by 0.1%. Over the longer-term, the Committee noted that, on an asset-weighted basis, the Putnam funds delivered strong aggregate performance relative to their Lipper peers over the three-, five- and ten-year periods ended December 31, 2021, ranking in the 31st, 29th and 21st percentiles, respectively, and that the funds, in the aggregate, outperformed their benchmarks on a gross basis for each of those periods.

In addition to the performance of the individual Putnam funds, the Trustees considered, as they had in prior years, the performance of The Putnam Fund complex versus competitor fund complexes. In particular, the Trustees considered The Putnam Fund complex’s performance as reported in the Barron’s/Lipper Fund Families survey (the “Survey”), which ranks mutual fund companies based on their performance across a variety of asset types. The Trustees noted that The Putnam Fund complex continued to rank highly in the Survey, especially over the longer-term, with The Putnam Funds ranking as the 6th best performing mutual fund complex out of 45 complexes for the ten-year period and 13th out of 49 complexes for the five-year period. The Trustees noted that 2021 marked the fifth consecutive year that The Putnam Funds have ranked in the top ten fund complexes for the ten-year period. The Trustees also considered that The Putnam Fund complex’s Survey performance over the one-year period was solid, with The Putnam Funds ranking 27th out of 51 complexes. In addition to the Survey, the Trustees also considered the Putnam funds’ ratings assigned by Morningstar Inc., noting that 25 of the funds were four- or five-star rated at the end of 2021 (representing a decrease of one fund year-over-year) and that this included nine funds that had achieved a five-star rating (representing an increase of two funds year-over-year). They also noted, however, the disappointing investment performance of some Putnam funds for periods ended December 31, 2021 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor closely the performance of those funds and evaluate whether additional actions to address areas of underperformance may be warranted.

For purposes of the Trustees’ evaluation of the Putnam funds’ investment performance, the Trustees generally focus on a competitive industry ranking of each fund’s total net return over a one-year, three-year and five-year period. For a number of Putnam funds with relatively unique investment mandates for which Putnam Management informed the Trustees that meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on their total gross and net returns and comparisons of those returns to the returns of selected investment benchmarks. In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper peer group (Lipper U.S. Mortgage Funds) for the one-year, three-year and five-year periods ended December 31, 2021 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	4th
Three-year period	4th
Five-year period	4th

Over the one-year, three-year and five-year periods ended December 31, 2021, there were 136, 123 and 109 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees expressed concern about your fund’s fourth quartile performance over the one-year, three-year and five-year periods ended December 31, 2021 (the fund was repositioned on April 19, 2018 and, therefore, the fund’s performance prior to that date occurred when the fund was managed with a materially different investment strategy) and considered the circumstances that may have contributed to this disappointing performance. The Trustees considered Putnam Management’s observation that significant underperformance in the securitized products sector in 2021 had contributed to the fund’s disappointing results, noting that prepayment strategies had suffered as a result of significantly elevated refinancing (given strong home price appreciation and low interest rates) relative to expectations. The Trustees considered that the fund’s underperformance was also driven by significant underperformance in the securitized products

22 Mortgage Securities Fund

sector in 2020, which resulted from the outsized impact of the COVID-19 pandemic on the commercial mortgage sector. In addition, the Trustees considered the negative impact that the fund’s term structure strategies had on performance in 2021 and Putnam Management’s observation that term structure strategies had positively contributed to the fund’s performance in 2019 and 2020 and over the three-year period ended December 31, 2021.

The Trustees considered Putnam Management’s observation that a number of the investment strategies that had detracted from the fund’s performance had begun to recover as of March 31, 2022 and that the fund had top quartile performance year to date relative to its peers, as of March 31, 2022. The Trustees noted that Putnam Management remained confident in the fund’s portfolio managers. The Trustees also considered Putnam Management’s continued efforts to support fund performance through certain initiatives, including structuring compensation for portfolio managers to enhance accountability for fund performance, emphasizing accountability in the portfolio management process and affirming its commitment to a fundamental-driven approach to investing. The Trustees noted further that Putnam Management had made selective hires and internal promotions in 2021 to strengthen its investment team.

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance concerns that may arise from time to time. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. The Trustees also considered that Putnam Management has made changes in light of subpar investment performance when warranted. Based on Putnam Management’s willingness to take appropriate measures to address fund performance issues, the Trustees concluded that it continued to be advisable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of engaging a new investment adviser for an underperforming fund, with all the attendant risks and disruptions, would not likely provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used predominantly to acquire brokerage and research services (including third-party research and market data) that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee. In addition, with the assistance of their Brokerage Committee, the Trustees indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with PSERV and its distributor’s contract and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are fair and reasonable in relation to the nature and quality of such services, the fees paid by competitive funds and the costs incurred by PSERV and PRM, as applicable, in providing such services. Furthermore, the Trustees were of the view that the investor services provided by PSERV were required for the operation of the funds, and that they were of a quality at least equal to those provided by other providers.

Mortgage Securities Fund 23

Audited financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s audited financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

24 Mortgage Securities Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of
Putnam Mortgage Securities Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the fund’s portfolio, of Putnam Mortgage Securities Fund (the “Fund”) as of September 30, 2022, the related statement of operations for the year ended September, 2022, the statement of changes in net assets for each of the two years in the period ended September 30, 2022, including the related notes, and the financial highlights for each of the three years in the period ended September 30, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2022 and the financial highlights for each of the three years in the period ended September 30, 2022 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended September 30, 2019 and the financial highlights for each of the periods ended on or prior to September 30, 2019 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated November 13, 2019, expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2022, by correspondence with the custodian, transfer agent, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
November 11, 2022

Mortgage Securities Fund 25

The fund’s portfolio 9/30/22

U.S. GOVERNMENT AND AGENCY MORTGAGE OBLIGATIONS (137.3%)*	Principal amount	Value
U.S. Government Guaranteed Mortgage Obligations (21.9%)
Government National Mortgage Association Adjustable Rate Mortgages (1 Yr Monthly Treasury Avg CMT Index + 1.50%), 1.625%, 7/20/26	$3,209	$3,137
Government National Mortgage Association Pass-Through Certificates
6.00%, 1/15/29	1	1
5.50%, with due dates from 8/15/35 to 5/20/49	100,359	102,059
5.00%, with due dates from 5/20/49 to 3/20/50	359,201	353,426
4.70%, with due dates from 5/20/67 to 8/20/67	328,492	323,433
4.659%, 9/20/65	111,084	109,785
4.639%, 6/20/67	348,250	344,637
4.524%, 3/20/67	391,424	386,100
4.50%, TBA, 10/1/52	12,000,000	11,471,322
4.50%, with due dates from 10/20/49 to 1/20/50	1,152,041	1,111,254
4.37%, 5/20/67	195,618	191,686
4.00%, TBA, 10/1/52	17,000,000	15,859,003
4.00%, with due dates from 2/20/45 to 1/20/50	340,201	320,271
3.50%, TBA, 10/1/52	29,000,000	26,346,451
3.50%, with due dates from 8/20/49 to 3/20/50	1,227,552	1,120,391
3.00%, TBA, 10/1/52	44,000,000	38,839,882
2.00%, TBA, 10/1/52	11,000,000	9,157,166
		106,040,004
U.S. Government Agency Mortgage Obligations (115.4%)
Uniform Mortgage-Backed Securities
6.00%, TBA, 10/1/52	4,400,000	4,465,680
5.50%, TBA, 10/1/52	57,000,000	56,637,218
5.00%, TBA, 10/1/52	117,000,000	113,837,315
4.50%, TBA, 10/1/52	41,000,000	39,007,646
4.00%, TBA, 10/1/52	50,000,000	46,343,740
3.50%, TBA, 10/1/52	37,000,000	33,271,085
3.00%, TBA, 10/1/52	60,000,000	52,162,500
2.50%, TBA, 10/1/52	133,000,000	111,605,700
2.00%, TBA, 10/1/52	125,000,000	101,144,537
		558,475,421
Total U.S. government and agency mortgage obligations (cost $692,584,541)		$664,515,425

MORTGAGE-BACKED SECURITIES (89.2%)*	Principal amount	Value
Agency collateralized mortgage obligations (38.2%)
Federal Home Loan Mortgage Corporation
REMICs IFB Ser. 3408, Class EK, ((-4.024 x ICE LIBOR USD 1 Month) + 25.79%), 14.455%, 4/15/37	$162,506	$253,509
REMICs IFB Ser. 2976, Class LC, ((-3.667 x ICE LIBOR USD 1 Month) + 24.42%), 14.088%, 5/15/35	594,953	803,186
REMICs IFB Ser. 3072, Class SM, ((-3.667 x ICE LIBOR USD 1 Month) + 23.80%), 13.465%, 11/15/35	325,142	494,215
REMICs IFB Ser. 3065, Class DC, ((-3 x ICE LIBOR USD 1 Month) + 19.86%), 11.407%, 3/15/35	1,469,327	1,866,045
REMICs IFB Ser. 2990, Class LB, ((-2.556 x ICE LIBOR USD 1 Month) + 16.95%), 9.744%, 6/15/34	218,254	235,715

26 Mortgage Securities Fund

MORTGAGE-BACKED SECURITIES (89.2%)* cont.	Principal amount	Value
Agency collateralized mortgage obligations cont.
Federal Home Loan Mortgage Corporation
REMICs Ser. 5043, IO, 5.00%, 11/25/50	$8,364,568	$1,844,321
REMICs Ser. 4980, Class KI, IO, 4.50%, 6/25/50	8,389,862	1,756,911
REMICs Ser. 4122, Class TI, IO, 4.50%, 10/15/42	1,715,006	332,104
REMICs Ser. 4024, Class PI, IO, 4.50%, 12/15/41	785,322	85,800
REMICs Ser. 4018, Class DI, IO, 4.50%, 7/15/41	698,178	52,282
REMICs Ser. 5119, Class IC, IO, 4.00%, 6/25/51	9,451,676	1,843,077
REMICs Ser. 5121, Class KI, IO, 4.00%, 6/25/51	8,133,802	1,739,281
REMICs Ser. 4953, Class AI, IO, 4.00%, 2/25/50	5,358,175	1,125,699
REMICs Ser. 4425, IO, 4.00%, 1/15/45	2,260,423	351,857
REMICs Ser. 4425, Class EI, IO, 4.00%, 1/15/45	3,107,804	517,884
REMICs Ser. 4452, Class QI, IO, 4.00%, 11/15/44	2,996,631	614,402
REMICs Ser. 4213, Class GI, IO, 4.00%, 11/15/41	1,344,412	47,328
REMICs Ser. 4019, Class JI, IO, 4.00%, 5/15/41	1,538,717	112,062
REMICs Ser. 4015, Class GI, IO, 4.00%, 3/15/27	864,271	47,156
Structured Pass-Through Certificates FRB Ser. 57, Class 2A1, 3.58%, 7/25/43 W	11,593	11,086
REMICs Ser. 5077, Class NI, IO, 3.50%, 2/25/51	13,532,505	2,342,050
REMICs Ser. 5065, Class DI, IO, 3.50%, 1/25/51	12,882,747	2,303,695
REMICs Ser. 5050, Class IM, IO, 3.50%, 10/25/50	12,150,075	2,214,450
REMICs Ser. 5080, Class IQ, IO, 3.50%, 4/25/50	25,157,639	4,970,463
REMICs Ser. 4165, Class AI, IO, 3.50%, 2/15/43	1,542,411	241,966
REMICs Ser. 4136, Class IQ, IO, 3.50%, 11/15/42	3,558,705	512,735
Strips Ser. 304, Class C37, IO, 3.50%, 12/15/27	452,611	18,982
Structured Pass-Through Certificates FRB Ser. 59, Class 2A1, 3.432%, 10/25/43 W	6,284	5,119
REMICs IFB Ser. 4436, Class SC, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.15%), 3.332%, 2/15/45	3,430,977	433,405
REMICs IFB Ser. 4326, Class GS, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.05%), 3.232%, 4/15/44	10,125,566	1,003,741
REMICs IFB Ser. 5003, Class DS, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.10%), 3.016%, 8/25/50	8,303,021	1,011,413
REMICs Ser. 5071, Class IV, IO, 3.00%, 12/25/50	20,203,782	3,480,589
REMICs Ser. 4150, Class DI, IO, 3.00%, 1/15/43	3,868,606	512,590
REMICs Ser. 4141, Class PI, IO, 3.00%, 12/15/42	3,457,216	438,360
REMICs Ser. 4158, Class TI, IO, 3.00%, 12/15/42	4,877,042	362,901
REMICs Ser. 4165, Class TI, IO, 3.00%, 12/15/42	5,683,989	450,030
REMICs Ser. 4171, Class NI, IO, 3.00%, 6/15/42	3,132,120	332,634
REMICs Ser. 4183, Class MI, IO, 3.00%, 2/15/42	2,088,140	148,676
REMICs Ser. 4201, Class JI, IO, 3.00%, 12/15/41	1,878,986	90,081
REMICs IFB Ser. 4915, Class SD, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.05%), 2.966%, 9/25/49	10,745,744	1,112,463
REMICs IFB Ser. 4949, Class WS, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.00%), 2.916%, 2/25/50	4,922,052	488,917
REMICs IFB Ser. 4933, Class SA, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.00%), 2.916%, 12/25/49	6,832,955	821,411
Structured Pass-Through Certificates FRB Ser. 8, Class A9, IO, 0.461%, 11/15/28 W	342,817	1,714
Structured Pass-Through Certificates FRB Ser. 59, Class 1AX, IO, 0.281%, 10/25/43 W	2,115,735	14,803

Mortgage Securities Fund 27

MORTGAGE-BACKED SECURITIES (89.2%)* cont.	Principal amount	Value
Agency collateralized mortgage obligations cont.
Federal Home Loan Mortgage Corporation
Structured Pass-Through Certificates Ser. 48, Class A2, IO, 0.212%, 7/25/33 W	$3,345,701	$25,083
REMICs Ser. 3369, Class BO, PO, zero %, 9/15/37	2,083	1,770
REMICs Ser. 3391, PO, zero %, 4/15/37	29,401	25,873
REMICs Ser. 3175, Class MO, PO, zero %, 6/15/36	15,514	13,807
REMICs Ser. 3210, PO, zero %, 5/15/36	1,391	1,321
REMICs FRB Ser. 3117, Class AF, (ICE LIBOR USD 1 Month + 0.00%), zero %, 2/15/36	13,744	12,095
Federal National Mortgage Association
REMICs IFB Ser. 06-62, Class PS, ((-6 x ICE LIBOR USD 1 Month) + 39.90%), 21.396%, 7/25/36	176,775	327,033
REMICs IFB Ser. 06-8, Class HP, ((-3.667 x ICE LIBOR USD 1 Month) + 24.57%), 13.259%, 3/25/36	227,126	230,044
REMICs IFB Ser. 07-53, Class SP, ((-3.667 x ICE LIBOR USD 1 Month) + 24.20%), 12.892%, 6/25/37	263,165	415,801
REMICs IFB Ser. 05-74, Class NK, ((-5 x ICE LIBOR USD 1 Month) + 27.50%), 12.08%, 5/25/35	456,389	479,496
REMICs IFB Ser. 08-24, Class SP, ((-3.667 x ICE LIBOR USD 1 Month) + 23.28%), 11.975%, 2/25/38	659,821	658,428
REMICs IFB Ser. 05-106, Class JC, ((-3.101 x ICE LIBOR USD 1 Month) + 20.12%), 10.561%, 12/25/35	438,298	591,703
REMICs IFB Ser. 11-4, Class CS, ((-2 x ICE LIBOR USD 1 Month) + 12.90%), 6.732%, 5/25/40	477,482	497,286
REMICs Ser. 15-58, Class KI, IO, 6.00%, 3/25/37	5,360,803	1,009,755
REMICs Ser. 15-86, Class MI, IO, 5.50%, 11/25/45	4,627,642	818,352
REMICs Ser. 10-109, Class IM, IO, 5.50%, 9/25/40	8,695,418	1,192,111
REMICs Ser. 18-51, Class BI, IO, 5.50%, 7/25/38	5,541,923	572,637
REMICs Ser. 17-19, Class IH, IO, 5.00%, 3/25/47	5,248,084	800,543
REMICs Ser. 12-151, Class IM, IO, 5.00%, 4/25/42	3,153,687	512,034
REMICs Ser. 20-31, IO, 4.50%, 5/25/50	11,816,704	2,476,729
REMICs Ser. 17-66, IO, 4.50%, 9/25/47	4,215,456	781,082
REMICs Ser. 17-32, Class IP, IO, 4.50%, 5/25/47	5,411,159	1,072,180
REMICs Trust FRB Ser. 04-W7, Class A2, 4.472%, 3/25/34 W	2,575	2,700
REMICs Ser. 20-60, Class NI, IO, 4.00%, 9/25/50	7,506,486	1,402,559
REMICs Ser. 15-83, IO, 4.00%, 10/25/43	1,245,038	189,929
REMICs Ser. 12-62, Class MI, IO, 4.00%, 3/25/41	708,590	32,737
REMICs Ser. 12-104, Class HI, IO, 4.00%, 9/25/27	2,000,624	104,282
REMICs FRB Ser. 03-W14, Class 2A, 3.874%, 1/25/43 W	7,905	7,507
REMICs FRB Ser. 03-W11, Class A1, 3.72%, 6/25/33 W	252	255
Trust FRB Ser. 03-W3, Class 1A4, 3.67%, 8/25/42 W	16,950	16,111
REMICs IFB Ser. 11-123, Class KS, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.60%), 3.516%, 10/25/41	344,633	31,620
REMICs Ser. 21-25, Class IJ, IO, 3.50%, 5/25/51	24,643,560	4,285,761
REMICs Ser. 20-20, Class IK, IO, 3.50%, 3/25/50	11,099,502	1,296,044
REMICs Ser. 20-62, Class MI, IO, 3.50%, 5/25/49	33,611,466	5,901,357
REMICs Ser. 16-70, Class QI, IO, 3.50%, 10/25/46	4,208,780	623,910
REMICs Ser. 15-10, Class AI, IO, 3.50%, 8/25/43	1,050,795	33,861
REMICs Ser. 13-22, Class PI, IO, 3.50%, 10/25/42	2,243,277	314,680
REMICs Ser. 12-114, Class NI, IO, 3.50%, 10/25/41	2,629,530	174,942

28 Mortgage Securities Fund

MORTGAGE-BACKED SECURITIES (89.2%)* cont.	Principal amount	Value
Agency collateralized mortgage obligations cont.
Federal National Mortgage Association
REMICs IFB Ser. 18-47, Class SA, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.25%), 3.166%, 7/25/48	$4,711,570	$452,169
REMICs IFB Ser. 18-36, Class SD, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.25%), 3.166%, 6/25/48	13,364,855	1,044,279
REMICs IFB Ser. 18-20, Class SB, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.25%), 3.166%, 3/25/48	5,413,649	525,124
Trust FRB Ser. 04-W2, Class 4A, 3.154%, 2/25/44 W	4,301	4,214
REMICs IFB Ser. 17-104, Class SL, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.15%), 3.066%, 1/25/48	6,655,252	734,313
REMICs IFB Ser. 16-81, Class SA, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.15%), 3.066%, 11/25/46	13,780,090	1,163,396
REMICs IFB Ser. 20-41, Class SE, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.10%), 3.016%, 6/25/50	6,121,837	547,491
REMICs IFB Ser. 16-83, Class BS, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.10%), 3.016%, 11/25/46	15,434,799	1,299,644
REMICs IFB Ser. 16-85, Class SL, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.10%), 3.016%, 11/25/46	20,889,676	1,803,172
REMICs IFB Ser. 16-50, Class SM, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.10%), 3.016%, 8/25/46	10,062,374	775,100
REMICs Ser. 20-96, IO, 3.00%, 1/25/51	9,363,248	1,416,191
REMICs Ser. 20-68, Class LI, IO, 3.00%, 10/25/50	9,604,471	1,543,554
REMICs Ser. 13-55, Class IK, IO, 3.00%, 4/25/43	2,101,971	266,576
REMICs Ser. 13-6, Class JI, IO, 3.00%, 2/25/43	4,876,214	621,717
REMICs Ser. 12-151, Class PI, IO, 3.00%, 1/25/43	2,620,464	334,450
REMICs Ser. 12-145, Class TI, IO, 3.00%, 11/25/42	919,273	35,367
REMICs Ser. 13-55, Class PI, IO, 3.00%, 5/25/42	1,651,575	73,753
REMICs Ser. 13-23, Class PI, IO, 3.00%, 10/25/41	283,667	915
REMICs Ser. 13-30, Class IP, IO, 3.00%, 10/25/41	465,620	2,527
REMICs Ser. 13-23, Class LI, IO, 3.00%, 6/25/41	559,969	5,139
REMICs Ser. 14-28, Class AI, IO, 3.00%, 3/25/40	1,090,581	22,205
REMICs IFB Ser. 19-51, Class SA, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.05%), 2.966%, 9/25/49	8,842,526	895,159
REMICs IFB Ser. 19-45, Class SD, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.05%), 2.966%, 8/25/49	5,249,243	512,459
REMICs IFB Ser. 16-8, Class SA, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.05%), 2.966%, 3/25/46	9,082,130	1,007,510
REMICs IFB Ser. 19-71, Class CS, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.00%), 2.916%, 11/25/49	2,836,599	428,891
REMICs IFB Ser. 19-83, Class QS, IO, ((-1 x ICE LIBOR USD 1 Month) + 5.95%), 2.866%, 1/25/50	16,329,014	2,104,413
REMICs FRB Ser. 07-95, Class A3, (ICE LIBOR USD 1 Month + 0.25%), 2.694%, 8/27/36	25,120,382	21,906,769
REMICs Ser. 21-3, Class NI, IO, 2.50%, 2/25/51	15,394,753	2,173,393
REMICs FRB Ser. 01-50, Class B1, IO, 0.397%, 10/25/41 W	1,815,065	9,075
REMICs Ser. 01-79, Class BI, IO, 0.256%, 3/25/45 W	893,860	5,542
REMICs Trust Ser. 98-W2, Class X, IO, 0.201%, 6/25/28 W	2,314,132	34,699
REMICs Trust Ser. 98-W5, Class X, IO, 0.05%, 7/25/28 W	757,652	11,360
REMICs Ser. 03-34, PO, zero %, 4/25/43	40,935	37,251
REMICs Ser. 08-53, Class DO, PO, zero %, 7/25/38	98,813	79,988

Mortgage Securities Fund 29

MORTGAGE-BACKED SECURITIES (89.2%)* cont.	Principal amount	Value
Agency collateralized mortgage obligations cont.
Federal National Mortgage Association
REMICs Ser. 07-14, Class KO, PO, zero %, 3/25/37	$3,601	$3,241
REMICs Ser. 06-125, Class OX, PO, zero %, 1/25/37	657	585
REMICs Ser. 06-84, Class OT, PO, zero %, 9/25/36	1,002	881
REMICs Ser. 06-46, Class OC, PO, zero %, 6/25/36	1,951	1,634
REMICs Ser. 08-36, Class OV, PO, zero %, 1/25/36	10,539	9,148
Government National Mortgage Association
Ser. 16-75, Class LI, IO, 6.00%, 1/20/40	3,587,391	632,508
Ser. 14-137, Class ID, IO, 5.50%, 9/16/44	3,267,221	570,587
Ser. 18-127, Class ID, IO, 5.00%, 7/20/45	63,094	9,445
Ser. 15-89, Class LI, IO, 5.00%, 12/20/44	4,127,131	820,267
Ser. 14-133, Class IP, IO, 5.00%, 9/16/44	2,810,091	531,501
Ser. 14-76, IO, 5.00%, 5/20/44	2,352,702	480,755
Ser. 13-51, Class QI, IO, 5.00%, 2/20/43	3,097,712	440,597
Ser. 13-3, Class IT, IO, 5.00%, 1/20/43	1,330,476	286,318
Ser. 13-6, Class OI, IO, 5.00%, 1/20/43	6,750,568	1,349,304
Ser. 10-35, Class UI, IO, 5.00%, 3/20/40	1,128,826	233,726
Ser. 10-9, Class UI, IO, 5.00%, 1/20/40	5,526,896	1,179,661
Ser. 09-121, Class UI, IO, 5.00%, 12/20/39	3,296,385	692,241
Ser. 18-1, IO, 4.50%, 1/20/48	4,601,749	885,022
Ser. 13-34, Class HI, IO, 4.50%, 3/20/43	3,948,622	739,149
Ser. 13-39, Class IJ, IO, 4.50%, 3/20/43	5,147,403	990,847
Ser. 12-129, IO, 4.50%, 11/16/42	2,773,388	521,952
Ser. 10-35, Class AI, IO, 4.50%, 3/20/40	3,564,545	634,605
Ser. 10-35, Class DI, IO, 4.50%, 3/20/40	5,558,050	1,049,082
Ser. 10-35, Class QI, IO, 4.50%, 3/20/40	1,403,339	270,164
Ser. 10-9, Class QI, IO, 4.50%, 1/20/40	823,147	156,398
Ser. 09-121, Class CI, IO, 4.50%, 12/16/39	3,839,229	730,849
Ser. 15-94, IO, 4.00%, 7/20/45	9,717,919	1,843,489
Ser. 15-53, Class MI, IO, 4.00%, 4/16/45	3,669,026	698,216
Ser. 14-2, Class IL, IO, 4.00%, 1/16/44	692,924	116,501
Ser. 14-100, Class NI, IO, 4.00%, 6/20/43	2,776,293	196,885
Ser. 13-67, Class IP, IO, 4.00%, 4/16/43	4,945,702	772,964
Ser. 13-165, Class IL, IO, 4.00%, 3/20/43	1,206,601	192,696
Ser. 12-56, Class IB, IO, 4.00%, 4/20/42	3,274,248	572,980
Ser. 12-38, Class MI, IO, 4.00%, 3/20/42	6,318,732	1,087,770
Ser. 14-104, IO, 4.00%, 3/20/42	4,214,924	517,534
Ser. 14-182, Class BI, IO, 4.00%, 1/20/39	5,917,167	644,751
IFB Ser. 13-182, Class SP, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.70%), 3.686%, 12/20/43	3,142,611	323,092
Ser. 16-H24, Class KI, IO, 3.609%, 11/20/66 W	7,035,588	338,027
IFB Ser. 11-156, Class SK, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.60%), 3.586%, 4/20/38	4,590,960	538,065
Ser. 20-175, Class JI, IO, 3.50%, 11/20/50	12,668,115	2,232,848
Ser. 13-79, Class PI, IO, 3.50%, 4/20/43	2,537,545	290,930
Ser. 15-168, Class IG, IO, 3.50%, 3/20/43	2,097,835	279,845
Ser. 13-37, Class JI, IO, 3.50%, 1/20/43	1,092,923	123,937
Ser. 13-27, Class PI, IO, 3.50%, 12/20/42	621,796	73,838
Ser. 12-136, IO, 3.50%, 11/20/42	6,027,206	866,415

30 Mortgage Securities Fund

MORTGAGE-BACKED SECURITIES (89.2%)* cont.	Principal amount	Value
Agency collateralized mortgage obligations cont.
Government National Mortgage Association
Ser. 18-127, Class IA, IO, 3.50%, 4/20/42	$4,285,102	$306,985
Ser. 14-102, Class IG, IO, 3.50%, 3/16/41	921,895	49,483
Ser. 15-52, Class KI, IO, 3.50%, 11/20/40	1,773,191	131,393
Ser. 15-24, Class AI, IO, 3.50%, 12/20/37	941,914	12,663
Ser. 15-24, Class IC, IO, 3.50%, 11/20/37	419,216	7,588
IFB Ser. 21-77, Class SM, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.30%), 3.286%, 5/20/51	11,928,995	1,389,306
IFB Ser. 20-133, Class CS, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.30%), 3.286%, 9/20/50	9,470,476	1,188,933
IFB Ser. 20-112, Class MS, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.30%), 3.286%, 8/20/50	5,826,813	748,396
IFB Ser. 19-35, Class SE, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.15%), 3.211%, 1/16/44	5,961,501	421,067
IFB Ser. 19-158, Class AS, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.15%), 3.211%, 9/16/43	6,310,613	640,731
IFB Ser. 18-89, Class LS, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.20%), 3.186%, 6/20/48	4,241,342	377,853
IFB Ser. 17-156, Class SL, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.20%), 3.186%, 10/20/47	4,987,709	476,949
IFB Ser. 13-87, Class SA, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.20%), 3.186%, 6/20/43	7,773,947	777,600
IFB Ser. 19-56, Class SK, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.15%), 3.136%, 5/20/49	5,227,947	479,506
IFB Ser. 10-20, Class SC, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.15%), 3.136%, 2/20/40	497,479	49,186
IFB Ser. 19-100, Class JS, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.10%), 3.086%, 8/20/49	4,254,866	337,402
IFB Ser. 16-80, Class SD, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.10%), 3.086%, 6/20/46	7,389,107	820,837
IFB Ser. 20-15, Class CS, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.05%), 3.036%, 2/20/50	957,413	71,359
IFB Ser. 19-125, Class SG, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.05%), 3.036%, 10/20/49	8,612,640	1,242,563
IFB Ser. 19-110, Class SQ, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.05%), 3.036%, 9/20/49	6,747,689	695,243
IFB Ser. 19-99, Class KS, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.05%), 3.036%, 8/20/49	442,520	40,672
IFB Ser. 19-78, Class SJ, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.05%), 3.036%, 6/20/49	275,947	21,845
Ser. 21-188, Class IU, IO, 3.00%, 10/20/51	5,434,381	1,132,257
Ser. 21-188, Class IW, IO, 3.00%, 10/20/51	8,991,784	1,499,483
Ser. 21-76, Class NI, IO, 3.00%, 8/20/50	12,746,307	1,848,215
Ser. 14-174, Class AI, IO, 3.00%, 11/16/29	2,123,821	125,730
IFB Ser. 19-121, Class SD, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.00%), 2.986%, 10/20/49	8,589,753	1,164,899
IFB Ser. 20-47, Class SA, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.00%), 2.986%, 5/20/44	12,456,502	1,152,226
Ser. 17-H20, Class AI, IO, 2.779%, 10/20/67 W	20,691,691	1,448,418
Ser. 16-H13, Class IK, IO, 2.647%, 6/20/66 W	12,520,216	1,049,585
IFB Ser. 14-119, Class SA, IO, ((-1 x ICE LIBOR USD 1 Month) + 5.60%), 2.586%, 8/20/44	3,533,211	293,219

Mortgage Securities Fund 31

MORTGAGE-BACKED SECURITIES (89.2%)* cont.	Principal amount	Value
Agency collateralized mortgage obligations cont.
Government National Mortgage Association
Ser. 21-8, Class IP, IO, 2.50%, 1/20/51	$30,614,655	$4,218,133
Ser. 20-162, Class UI, IO, 2.50%, 10/20/50	8,960,255	1,166,490
Ser. 20-138, Class IB, IO, 2.50%, 9/20/50	20,005,433	2,568,153
Ser. 16-H04, Class HI, IO, 2.377%, 7/20/65 W	10,547,072	358,600
Ser. 17-H04, Class BI, IO, 2.353%, 2/20/67 W	11,087,153	510,726
Ser. 16-H27, Class GI, IO, 2.33%, 12/20/66 W	17,261,703	879,294
Ser. 16-H07, Class PI, IO, 2.272%, 3/20/66 W	21,362,384	1,517,824
Ser. 17-H25, Class CI, IO, 2.228%, 12/20/67 W	14,001,902	843,282
Ser. 18-H01, Class XI, IO, 2.185%, 1/20/68 W	12,537,382	892,732
Ser. 16-H24, IO, 2.142%, 9/20/66 W	13,228,247	979,101
Ser. 17-H25, IO, 2.134%, 11/20/67 W	9,495,512	581,600
Ser. 15-H14, Class AI, IO, 2.129%, 6/20/65 W	23,651,426	911,127
Ser. 18-H04, Class JI, IO, 2.127%, 3/20/68 W	13,411,085	560,583
Ser. 15-H20, Class CI, IO, 2.123%, 8/20/65 W	20,347,811	1,096,747
FRB Ser. 15-H16, Class XI, IO, 2.115%, 7/20/65 W	8,774,712	392,230
Ser. 17-H06, Class MI, IO, 2.10%, 2/20/67 W	17,313,284	696,790
Ser. 15-H24, Class HI, IO, 2.092%, 9/20/65 W	5,021,485	95,263
Ser. 18-H02, Class IM, IO, 2.076%, 2/20/68 W	9,175,654	601,648
FRB Ser. 16-H19, Class AI, IO, 2.076%, 9/20/66 W	24,932,262	999,335
Ser. 16-H06, Class HI, IO, 2.065%, 2/20/66 W	11,120,421	501,108
Ser. 17-H08, Class NI, IO, 2.02%, 3/20/67 W	10,510,123	364,701
Ser. 17-H08, Class EI, IO, 2.015%, 2/20/67 W	12,707,701	610,021
Ser. 17-H08, Class GI, IO, 1.919%, 2/20/67 W	9,000,305	719,285
Ser. 17-H14, Class JI, IO, 1.88%, 6/20/67 W	5,579,403	454,012
Ser. 17-H09, IO, 1.766%, 4/20/67 W	10,320,550	330,825
Ser. 15-H23, Class TI, IO, 1.76%, 9/20/65 W	14,081,501	719,565
Ser. 17-H14, Class LI, IO, 1.735%, 6/20/67 W	6,890,711	384,282
Ser. 17-H23, Class BI, IO, 1.714%, 11/20/67 W	8,531,214	459,832
Ser. 15-H23, Class DI, IO, 1.707%, 9/20/65 W	4,333,243	241,795
Ser. 17-H10, Class MI, IO, 1.695%, 4/20/67 W	11,854,126	365,107
Ser. 15-H13, Class AI, IO, 1.672%, 6/20/65 W	14,547,611	544,358
Ser. 16-H06, Class DI, IO, 1.531%, 7/20/65 W	15,097,675	305,124
Ser. 14-H25, Class BI, IO, 1.511%, 12/20/64 W	13,278,973	443,252
Ser. 16-H23, Class NI, IO, 1.178%, 10/20/66 W	23,781,259	796,672
FRB Ser. 11-H07, Class FI, IO, 1.077%, 2/20/61 W	13,329,416	323,905
Ser. 16-H18, Class QI, IO, 1.023%, 6/20/66 W	14,033,790	626,342
Ser. 15-H22, Class AI, IO, 1.017%, 9/20/65 W	20,644,948	829,927
Ser. 16-H24, Class JI, IO, 0.962%, 11/20/66 W	3,878,972	184,988
Ser. 15-H10, Class HI, IO, 0.641%, 4/20/65 W	16,214,964	492,935
Ser. 17-H03, Class KI, IO, 0.614%, 1/20/67 W	16,504,571	1,280,755
Ser. 15-H25, Class BI, IO, 0.592%, 10/20/65 W	10,656,816	412,419
Ser. 16-H17, Class DI, IO, 0.489%, 7/20/66 W	15,145,416	467,448
Ser. 16-H10, Class AI, IO, 0.268%, 4/20/66 W	19,762,564	423,097
Ser. 14-H21, Class AI, IO, 0.203%, 10/20/64 W	15,756,077	542,687
Ser. 16-H03, Class AI, IO, 0.125%, 1/20/66 W	11,320,356	340,453
Ser. 16-H04, Class KI, IO, 0.043%, 2/20/66 W	12,963,405	257,279

32 Mortgage Securities Fund

MORTGAGE-BACKED SECURITIES (89.2%)* cont.	Principal amount	Value
Agency collateralized mortgage obligations cont.
Government National Mortgage Association
Ser. 15-H04, Class AI, IO, zero %, 12/20/64 W	$14,210,370	$377,108
GSMPS Mortgage Loan Trust 144A FRB Ser. 99-2, IO, 0.431%, 9/19/27 W	318,394	796
		184,860,909
Commercial mortgage-backed securities (32.7%)
BANK 144A Ser. 18-BN11, Class D, 3.00%, 3/15/61	2,981,000	2,108,747
Barclays Commercial Mortgage Trust 144A Ser. 19-C4, Class E, 3.25%, 8/15/52	1,810,000	1,253,143
Bear Stearns Commercial Mortgage Securities Trust FRB Ser. 07-T26, Class AJ, 5.566%, 1/12/45 W	13,847	13,708
Benchmark Mortgage Trust 144A
FRB Ser. 18-B3, Class D, 3.187%, 4/10/51 W	3,362,000	2,462,264
Ser. 19-B11, Class D, 3.00%, 5/15/52	2,608,000	1,803,664
Ser. 18-B1, Class E, 3.00%, 1/15/51 W	1,840,000	894,700
Ser. 19-B13, Class D, 2.50%, 8/15/57	1,788,000	1,319,580
BWAY Mortgage Trust 144A FRB Ser. 22-26BW, Class F, 5.029%, 2/10/44 W	2,305,000	1,591,607
CD Commercial Mortgage Trust 144A
Ser. 17-CD3, Class D, 3.25%, 2/10/50	2,112,000	1,496,472
Ser. 19-CD8, Class D, 3.00%, 8/15/57	1,450,000	991,075
Citigroup Commercial Mortgage Trust
FRB Ser. 13-GC15, Class C, 5.335%, 9/10/46 W	1,567,000	1,538,175
FRB Ser. 15-GC27, Class C, 4.565%, 2/10/48 W	1,731,000	1,602,548
Citigroup Commercial Mortgage Trust 144A
FRB Ser. 12-GC8, Class C, 4.944%, 9/10/45 W	1,523,000	1,523,000
Ser. 15-P1, Class D, 3.225%, 9/15/48	3,226,000	2,676,341
Ser. 15-GC27, Class E, 3.00%, 2/10/48	1,743,000	1,366,613
COMM Mortgage Trust
FRB Ser. 14-CR16, Class C, 5.081%, 4/10/47 W	2,441,904	2,314,085
FRB Ser. 13-CR13, Class C, 5.04%, 11/10/46 W	1,355,000	1,295,025
FRB Ser. 14-UBS3, Class C, 4.896%, 6/10/47 W	956,000	906,579
FRB Ser. 14-UBS4, Class C, 4.806%, 8/10/47 W	1,158,060	1,080,216
FRB Ser. 15-CR26, Class D, 3.619%, 10/10/48 W	1,696,375	1,411,351
COMM Mortgage Trust 144A
FRB Ser. 13-LC13, Class D, 5.425%, 8/10/46 W	2,546,000	2,361,496
FRB Ser. 13-CR13, Class D, 5.04%, 11/10/46 W	1,906,000	1,717,272
FRB Ser. 14-CR17, Class D, 5.007%, 5/10/47 W	3,623,000	3,215,462
FRB Ser. 14-CR19, Class D, 4.854%, 8/10/47 W	2,082,000	1,891,696
FRB Ser. 15-LC19, Class E, 4.356%, 2/10/48 W	1,786,000	1,495,848
Ser. 12-CR4, Class B, 3.703%, 10/15/45	2,419,000	1,983,580
Ser. 13-LC6, Class E, 3.50%, 1/10/46	1,077,000	1,006,875
Ser. 17-COR2, Class D, 3.00%, 9/10/50	2,254,000	1,702,040
FRB Ser. 18-COR3, Class D, 2.962%, 5/10/51 W	869,000	600,181
CSAIL Commercial Mortgage Trust
FRB Ser. 15-C2, Class C, 4.317%, 6/15/57 W	1,010,000	856,566
FRB Ser. 15-C2, Class D, 4.317%, 6/15/57 W	3,030,000	2,103,347
CSAIL Commercial Mortgage Trust 144A
FRB Ser. 18-C14, Class D, 5.08%, 11/15/51 W	1,300,000	1,023,950
Ser. 19-C17, Class D, 2.50%, 9/15/52	1,626,000	1,036,688

Mortgage Securities Fund 33

MORTGAGE-BACKED SECURITIES (89.2%)* cont.	Principal amount	Value
Commercial mortgage-backed securities cont.
DBUBS Mortgage Trust 144A FRB Ser. 11-LC3A, Class D, 5.541%, 8/10/44 W	$3,221,621	$2,944,561
Federal Home Loan Mortgage Corporation 144A Multifamily Structured Credit Risk FRB Ser. 21-MN3, Class M2, 6.281%, 11/25/51	2,289,000	2,030,362
FREMF Mortgage Trust 144A FRB Ser. 19-KF65, Class B, (ICE LIBOR USD 1 Month + 2.40%), 4.953%, 7/25/29	936,103	876,101
FS Rialto Issuer, LLC 144A FRB Ser. 22-FL5, Class D, (CME Term SOFR 1 Month + 4.82%), 7.836%, 6/19/37	1,333,000	1,304,607
GS Mortgage Securities Corp., II 144A FRB Ser. 13-GC10, Class D, 4.541%, 2/10/46 W	2,209,000	2,148,350
GS Mortgage Securities Trust
FRB Ser. 14-GC18, Class C, 5.225%, 1/10/47 W	4,153,000	2,865,570
FRB Ser. 14-GC22, Class C, 4.843%, 6/10/47 W	1,431,000	1,360,154
GS Mortgage Securities Trust 144A
FRB Ser. 10-C1, Class D, 6.566%, 8/10/43 W	1,263,000	939,075
FRB Ser. 14-GC24, Class D, 4.665%, 9/10/47 W	4,747,000	3,337,634
Ser. 16-GS2, Class D, 2.753%, 5/10/49	1,149,000	898,933
JPMBB Commercial Mortgage Securities Trust FRB Ser. 14-C22, Class C, 4.699%, 9/15/47 W	2,294,000	2,090,105
JPMBB Commercial Mortgage Securities Trust 144A
FRB Ser. C14, Class D, 4.699%, 8/15/46 W	4,088,000	2,418,747
FRB Ser. 13-C12, Class E, 4.231%, 7/15/45 W	1,235,000	1,070,499
JPMCC Commercial Mortgage Securities Trust 144A FRB Ser. 17-JP7, Class D, 4.531%, 9/15/50 W	1,453,000	1,186,629
JPMDB Commercial Mortgage Securities Trust Ser. 17-C5, Class C, 4.512%, 3/15/50 W	1,858,000	1,469,666
JPMDB Commercial Mortgage Securities Trust 144A FRB Ser. 16-C2, Class D, 3.488%, 6/15/49 W	2,330,000	1,472,101
JPMorgan Chase Commercial Mortgage Securities Trust
Ser. 06-LDP9, Class AMS, 5.337%, 5/15/47	1,978,954	1,786,706
FRB Ser. 13-C10, Class C, 4.357%, 12/15/47 W	1,929,000	1,892,920
FRB Ser. 13-LC11, Class D, 4.303%, 4/15/46 W	2,891,000	2,258,917
Ser. 13-LC11, Class B, 3.499%, 4/15/46	725,000	708,352
JPMorgan Chase Commercial Mortgage Securities Trust 144A
FRB Ser. 11-C3, Class D, 5.709%, 2/15/46 W	2,164,000	1,610,250
FRB Ser. 11-C3, Class E, 5.709%, 2/15/46 W	1,629,000	753,931
FRB Ser. 13-C16, Class D, 5.17%, 12/15/46 W	1,295,000	1,238,114
Morgan Stanley Bank of America Merrill Lynch Trust
FRB Ser. 15-C25, Class C, 4.677%, 10/15/48 W	1,824,000	1,673,849
FRB Ser. 14-C16, Class B, 4.475%, 6/15/47 W	1,695,000	1,631,895
FRB Ser. 13-C9, Class C, 4.153%, 5/15/46 W	946,000	901,338
Morgan Stanley Bank of America Merrill Lynch Trust 144A
FRB Ser. 13-C12, Class D, 4.914%, 10/15/46 W	479,000	439,293
FRB Ser. 13-C12, Class E, 4.914%, 10/15/46 W	2,040,618	1,505,487
FRB Ser. 12-C6, Class G, 4.50%, 11/15/45 W	1,288,000	795,134
FRB Ser. 15-C24, Class E, 4.476%, 5/15/48 W	1,780,000	1,446,250
FRB Ser. 15-C23, Class D, 4.281%, 7/15/50 W	3,439,000	2,965,258
FRB Ser. 13-C9, Class D, 4.241%, 5/15/46 W	1,234,000	1,089,770
FRB Ser. 13-C10, Class F, 4.206%, 7/15/46 W	2,316,000	515,808
Ser. 14-C19, Class D, 3.25%, 12/15/47	2,815,000	2,429,973

34 Mortgage Securities Fund

MORTGAGE-BACKED SECURITIES (89.2%)* cont.	Principal amount	Value
Commercial mortgage-backed securities cont.
Morgan Stanley Capital I Trust 144A
FRB Ser. 12-C4, Class E, 5.336%, 3/15/45 W	$2,436,000	$1,717,721
FRB Ser. 11-C3, Class E, 5.253%, 7/15/49 W	8,047,130	7,141,815
Multifamily Connecticut Avenue Securities Trust 144A FRB Ser. 19-01, Class M10, 6.334%, 10/25/49	6,092,305	5,776,737
PFP, Ltd. 144A FRB Ser. 21-8, Class A, 3.939%, 8/9/37 (Cayman Islands)	1,550,267	1,473,127
Ready Capital Mortgage Financing, LLC 144A FRB Ser. 22-FL9, Class A, 5.531%, 6/25/37	1,350,460	1,332,010
UBS Commercial Mortgage Trust FRB Ser. 17-C3, Class C, 4.539%, 8/15/50 W	3,138,000	2,561,722
UBS Commercial Mortgage Trust 144A
FRB Ser. 12-C1, Class D, 6.66%, 5/10/45 W	646,014	589,358
FRB Ser. 12-C1, Class E, 5.00%, 5/10/45 W	2,266,000	883,740
UBS-Barclays Commercial Mortgage Trust 144A FRB Ser. 12-C4, Class D, 4.651%, 12/10/45 W	1,801,000	1,750,956
UBS-Citigroup Commercial Mortgage Trust 144A FRB Ser. 11-C1, Class D, 6.663%, 1/10/45 W	3,176,000	2,810,735
Wells Fargo Commercial Mortgage Trust
FRB Ser. 18-C46, Class C, 5.155%, 8/15/51 W	823,000	726,093
FRB Ser. 16-NXS5, Class D, 5.148%, 1/15/59 W	2,473,000	2,127,537
FRB Ser. 15-C31, Class C, 4.75%, 11/15/48 W	1,373,000	1,240,469
FRB Ser. 15-SG1, Class B, 4.602%, 9/15/48 W	2,010,000	1,785,240
FRB Ser. 15-C29, Class D, 4.359%, 6/15/48 W	1,138,000	980,467
Ser. 19-C50, Class C, 4.345%, 5/15/52	935,000	774,471
FRB Ser. 20-C57, Class C, 4.157%, 8/15/53 W	788,000	640,102
Ser. 15-C31, Class D, 3.852%, 11/15/48	1,248,000	1,025,975
Wells Fargo Commercial Mortgage Trust 144A
FRB Ser. 15-C31, Class E, 4.75%, 11/15/48 W	1,550,000	1,105,563
FRB Ser. 15-C30, Class D, 4.648%, 9/15/58 W	1,050,500	910,442
Ser. 17-RB1, Class D, 3.401%, 3/15/50	1,983,000	1,504,522
Ser. 16-C33, Class D, 3.123%, 3/15/59	2,673,000	2,188,888
Ser. 20-C55, Class D, 2.50%, 2/15/53	1,091,000	726,556
Ser. 19-C54, Class D, 2.50%, 12/15/52	967,000	742,993
WF-RBS Commercial Mortgage Trust Ser. 14-C21, Class C, 4.234%, 8/15/47 W	2,558,000	2,314,113
WF-RBS Commercial Mortgage Trust 144A
Ser. 11-C4, Class E, 4.987%, 6/15/44 W	1,659,568	1,246,350
FRB Ser. 12-C9, Class D, 4.978%, 11/15/45 W	5,183,466	5,146,578
FRB Ser. 12-C9, Class E, 4.978%, 11/15/45 W	1,461,000	1,449,426
FRB Ser. 12-C7, Class D, 4.814%, 6/15/45 W	1,847,000	667,921
		158,041,860
Residential mortgage-backed securities (non-agency) (18.3%)
American Home Mortgage Investment Trust FRB Ser. 07-1, Class GA1C, (ICE LIBOR USD 1 Month + 0.19%), 3.274%, 5/25/47	5,426,441	3,210,462
Arroyo Mortgage Trust 144A Ser. 19-3, Class M1, 4.204%, 10/25/48 W	750,000	626,797
Bayview Financial Mortgage Pass-Through Trust Ser. 06-C, Class 1A3, 6.528%, 11/28/36	4,962,634	4,678,749

Mortgage Securities Fund 35

MORTGAGE-BACKED SECURITIES (89.2%)* cont.	Principal amount	Value
Residential mortgage-backed securities (non-agency) cont.
Bear Stearns Alt-A Trust
FRB Ser. 05-10, Class 11A1, (ICE LIBOR USD 1 Month + 0.50%), 3.584%, 1/25/36	$256,224	$333,287
FRB Ser. 05-8, Class 21A1, 3.339%, 10/25/35 W	417,520	351,963
Bellemeade Re, Ltd. 144A FRB Ser. 17-1, Class M2, (ICE LIBOR USD 1 Month + 3.35%), 6.434%, 10/25/27 (Bermuda)	799,788	799,100
Carrington Mortgage Loan Trust FRB Ser. 06-NC2, Class A4, (ICE LIBOR USD 1 Month + 0.24%), 3.564%, 6/25/36	3,594,747	3,459,535
Countrywide Alternative Loan Trust FRB Ser. 06-OA19, Class A1, (ICE LIBOR USD 1 Month + 0.18%), 3.173%, 2/20/47	2,042,089	1,568,593
Countrywide Asset-Backed Certificates FRB Ser. 07-10, Class 1A1, (ICE LIBOR USD 1 Month + 0.18%), 3.264%, 6/25/47	4,250,848	3,965,346
Eagle Re, Ltd. 144A FRB Ser. 20-1, Class B1, (ICE LIBOR USD 1 Month + 2.85%), 5.934%, 1/25/30	765,000	691,378
Federal Home Loan Mortgage Corporation
Structured Agency Credit Risk Debt FRN Ser. 15-DNA3, Class B, (ICE LIBOR USD 1 Month + 9.35%), 12.434%, 4/25/28	329,850	340,364
Structured Agency Credit Risk Debt FRN Ser. 15-HQA1, Class B, (ICE LIBOR USD 1 Month + 8.80%), 11.884%, 3/25/28	2,714,068	2,732,185
Structured Agency Credit Risk Debt FRN Ser. 16-DNA3, Class M3, (ICE LIBOR USD 1 Month + 5.00%), 8.084%, 12/25/28	2,924,117	3,066,215
Structured Agency Credit Risk Debt FRN Ser. 17-HQA2, Class B1, (ICE LIBOR USD 1 Month + 4.75%), 7.834%, 12/25/29	250,000	256,556
Federal Home Loan Mortgage Corporation 144A
Structured Agency Credit Risk Trust FRB Ser. 19-HQA2, Class B2, (ICE LIBOR USD 1 Month + 11.25%), 14.334%, 4/25/49	637,000	693,700
Structured Agency Credit Risk Trust FRB Ser. 18-HQA2, Class B2, (ICE LIBOR USD 1 Month + 11.00%), 14.084%, 10/25/48	2,108,000	2,321,708
Structured Agency Credit Risk Trust FRB Ser. 19-DNA1, Class B2, (ICE LIBOR USD 1 Month + 10.75%), 13.834%, 1/25/49	4,520,000	4,817,326
Structured Agency Credit Risk Trust FRB Ser. 19-DNA2, Class B2, (ICE LIBOR USD 1 Month + 10.50%), 13.584%, 3/25/49	282,000	295,856
Structured Agency Credit Risk Trust REMICs FRB Ser. 20-DNA4, Class B2, (ICE LIBOR USD 1 Month + 10.00%), 13.084%, 8/25/50	2,647,000	2,974,079
Structured Agency Credit Risk Trust REMICs FRB Ser. 20-HQA3, Class B2, (ICE LIBOR USD 1 Month + 10.00%), 13.084%, 7/25/50	916,000	1,019,355
Structured Agency Credit Risk Trust FRB Ser. 19-DNA4, Class B2, (ICE LIBOR USD 1 Month + 6.25%), 9.334%, 10/25/49	1,070,000	959,690
Structured Agency Credit Risk Trust REMICs FRB Ser. 20-HQA3, Class B1, (ICE LIBOR USD 1 Month + 5.75%), 8.834%, 7/25/50	1,351,000	1,366,417
Structured Agency Credit Risk Trust FRB Ser. 18-HQA2, Class B1, (ICE LIBOR USD 1 Month + 4.25%), 7.334%, 10/25/48	1,347,000	1,389,515
Structured Agency Credit Risk Trust FRB Ser. 19-FTR3, Class FTR3, (ICE LIBOR USD 1 Month + 4.80%), 7.244%, 9/25/47	371,000	293,775
Structured Agency Credit Risk Trust FRB Ser. 18-DNA2, Class B1, (ICE LIBOR USD 1 Month + 3.70%), 6.784%, 12/25/30	2,018,000	1,977,938
Seasoned Credit Risk Transfer Trust Ser. 19-2, Class M, 4.75%, 8/25/58 W	1,129,000	971,880
Seasoned Credit Risk Transfer Trust FRB Ser. 18-3, Class 3, 4.75%, 8/25/57 W	876,000	770,055
Seasoned Credit Risk Transfer Trust Ser. 19-4, Class M, 4.50%, 2/25/59 W	485,000	418,077

36 Mortgage Securities Fund

MORTGAGE-BACKED SECURITIES (89.2%)* cont.	Principal amount	Value
Residential mortgage-backed securities (non-agency) cont.
Federal National Mortgage Association
Connecticut Avenue Securities FRB Ser. 16-C03, Class 2B, (ICE LIBOR USD 1 Month + 12.75%), 15.834%, 10/25/28	$467,239	$510,750
Connecticut Avenue Securities FRB Ser. 16-C03, Class 1B, (ICE LIBOR USD 1 Month + 11.75%), 14.834%, 10/25/28	2,822,864	3,058,311
Connecticut Avenue Securities FRB Ser. 16-C04, Class 1B, (ICE LIBOR USD 1 Month + 10.25%), 13.334%, 1/25/29	781,336	806,508
Connecticut Avenue Securities FRB Ser. 16-C06, Class 1B, (ICE LIBOR USD 1 Month + 9.25%), 12.334%, 4/25/29	505,630	522,870
Connecticut Avenue Securities FRB Ser. 15-C04, Class 1M2, (ICE LIBOR USD 1 Month + 5.70%), 8.784%, 4/25/28	337,629	349,573
Connecticut Avenue Securities FRB Ser. 17-C02, Class 2B1, (ICE LIBOR USD 1 Month + 5.50%), 8.584%, 9/25/29	1,518,000	1,605,934
Connecticut Avenue Securities FRB Ser. 16-C03, Class 1M2, (ICE LIBOR USD 1 Month + 5.30%), 8.384%, 10/25/28	487,231	503,963
Connecticut Avenue Securities FRB Ser. 17-C07, Class 2B1, (ICE LIBOR USD 1 Month + 4.45%), 7.534%, 5/25/30	2,739,000	2,808,045
Connecticut Avenue Securities FRB Ser. 17-C06, Class 2B1, (ICE LIBOR USD 1 Month + 4.45%), 7.534%, 2/25/30	3,203,000	3,308,100
Connecticut Avenue Securities FRB Ser. 17-C06, Class 1B1, (ICE LIBOR USD 1 Month + 4.15%), 7.234%, 2/25/30	3,742,000	3,828,493
Connecticut Avenue Securities FRB Ser. 18-C06, Class 2B1, (ICE LIBOR USD 1 Month + 4.10%), 7.184%, 3/25/31	1,273,000	1,260,610
Connecticut Avenue Securities FRB Ser. 17-C07, Class 1B1, (ICE LIBOR USD 1 Month + 4.00%), 7.084%, 5/25/30	3,800,000	3,900,485
Connecticut Avenue Securities FRB Ser. 18-C06, Class 1B1, (ICE LIBOR USD 1 Month + 3.75%), 6.834%, 3/25/31	1,687,000	1,665,913
Connecticut Avenue Securities FRB Ser. 18-C03, Class 1B1, (ICE LIBOR USD 1 Month + 3.75%), 6.834%, 10/25/30	1,154,000	1,168,065
Connecticut Avenue Securities FRB Ser. 17-C05, Class 1B1, (ICE LIBOR USD 1 Month + 3.60%), 6.684%, 1/25/30	2,577,000	2,555,726
Federal National Mortgage Association 144A
Connecticut Avenue Securities Trust FRB Ser. 20-SBT1, Class 1B1, (ICE LIBOR USD 1 Month + 6.75%), 9.834%, 2/25/40	2,355,000	2,196,591
Connecticut Avenue Securities Trust FRB Ser. 19-R01, Class 2B1, (ICE LIBOR USD 1 Month + 4.35%), 7.434%, 7/25/31	653,000	655,055
Connecticut Avenue Securities Trust FRB Ser. 20-SBT1, Class 1M2, (ICE LIBOR USD 1 Month + 3.65%), 6.734%, 2/25/40	1,887,000	1,868,995
Connecticut Avenue Securities Trust FRB Ser. 20-R01, Class 1B1, (ICE LIBOR USD 1 Month + 3.25%), 6.334%, 1/25/40	347,000	326,650
Connecticut Avenue Securities Trust FRB Ser. 20-R02, Class 2B1, (ICE LIBOR USD 1 Month + 3.00%), 6.084%, 1/25/40	311,000	281,224
Connecticut Avenue Securities Trust FRB Ser. 19-R01, Class 2M2, (ICE LIBOR USD 1 Month + 2.45%), 5.534%, 7/25/31	15,442	15,413
Connecticut Avenue Securities Trust FRB Ser. 22-R02, Class 2M2, (US 30 Day Average SOFR + 3.00%), 5.281%, 1/25/42	2,198,000	2,006,534
HarborView Mortgage Loan Trust FRB Ser. 05-2, Class 1A, (ICE LIBOR USD 1 Month + 0.52%), 3.513%, 5/19/35	979,021	346,437
Home Re, Ltd. 144A FRB Ser. 21-2, Class B1, (US 30 Day Average SOFR + 4.15%), 6.431%, 1/25/34 (Bermuda)	1,000,000	867,823
JPMorgan Alternative Loan Trust FRB Ser. 06-A6, Class 1A1, (ICE LIBOR USD 1 Month + 0.32%), 3.404%, 11/25/36	1,425,774	1,268,031

Mortgage Securities Fund 37

MORTGAGE-BACKED SECURITIES (89.2%)* cont.	Principal amount	Value
Residential mortgage-backed securities (non-agency) cont.
LHOME Mortgage Trust 144A Ser. 21-RTL1, Class A1, 2.09%, 9/25/26 W	$511,000	$487,954
Morgan Stanley ABS Capital I, Inc. Trust FRB Ser. 04-HE9, Class M2, (ICE LIBOR USD 1 Month + 0.93%), 4.014%, 11/25/34	313,947	303,398
Oaktown Re III, Ltd. 144A
FRB Ser. 19-1A, Class B1B, (ICE LIBOR USD 1 Month + 4.35%), 7.434%, 7/25/29 (Bermuda)	695,000	691,132
FRB Ser. 19-1A, Class B1A, (ICE LIBOR USD 1 Month + 3.50%), 6.584%, 7/25/29 (Bermuda)	574,000	558,215
Radnor Re, Ltd. 144A Mortgage Insurance-Linked FRN Ser. 20-1, Class B1, (ICE LIBOR USD 1 Month + 3.00%), 6.084%, 1/25/30	430,000	386,667
Structured Asset Mortgage Investments II Trust FRB Ser. 06-AR7, Class A1BG, (ICE LIBOR USD 1 Month + 0.12%), 3.204%, 8/25/36	334,990	313,778
Towd Point Mortgage Trust 144A Ser. 19-2, Class A2, 3.75%, 12/25/58 W	862,000	779,371
WaMu Mortgage Pass-Through Certificates Trust FRB Ser. 05-AR8, Class 2AC2, (ICE LIBOR USD 1 Month + 0.92%), 4.004%, 7/25/45	597,025	536,244
Wells Fargo Home Equity Asset-Backed Securities Trust FRB Ser. 07-2, Class A3, (ICE LIBOR USD 1 Month + 0.23%), 3.314%, 4/25/37	729,408	704,479
		88,797,238
Total mortgage-backed securities (cost $475,043,816)		$431,700,007

ASSET-BACKED SECURITIES (0.9%)*	Principal amount	Value
1Sharpe Mortgage Trust 144A FRB Ser. 20-1, Class NOTE, (ICE LIBOR USD 3 Month + 2.90%), 3.025%, 7/25/24	$3,071,370	$3,063,692
Mello Warehouse Securitization Trust 144A FRB Ser. 21-3, Class D, (ICE LIBOR USD 1 Month + 2.00%), 5.084%, 11/25/55	1,216,000	1,134,943
Total asset-backed securities (cost $4,228,090)		$4,198,635

PURCHASED SWAP OPTIONS OUTSTANDING (—%)*
Counterparty Fixed right % to receive or (pay)/ Floating rate index/Maturity date	Expiration date/strike	Notional/ Contract amount	Value
Bank of America N.A.
0.485/3 month USD-LIBOR-ICE/Jan-25	Jan-24/0.485	$51,153,500	$8,185
Total purchased swap options outstanding (cost $95,913)			$8,185

PURCHASED OPTIONS OUTSTANDING (—%)* Counterparty	Expiration date/strike price	Notional amount	Contract amount	Value
JPMorgan Chase Bank N.A.
Uniform Mortgage-Backed Securities 30 yr 4.50% TBA commitments (Call)	Oct-22/$99.59	$95,140,600	$100,000,000	$100
Uniform Mortgage-Backed Securities 30 yr 5.00% TBA commitments (Call)	Oct-22/101.00	189,728,858	195,000,000	195
Total purchased options outstanding (cost $1,721,875)				$295

38 Mortgage Securities Fund

SHORT-TERM INVESTMENTS (19.7%)*		Principal amount/ shares	Value
Putnam Government Money Market Fund Class P 2.59% L	Shares	10,000	$10,000
Putnam Short Term Investment Fund Class P 3.11% L	Shares	8,479,918	8,479,918
State Street Institutional U.S. Government Money Market Fund, Premier Class 2.94% P	Shares	5,700,000	5,700,000
U.S. Treasury Bills 2.904%, 11/22/22 # ∆ §		$14,400,000	14,341,325
U.S. Treasury Bills 2.830%, 11/17/22 ∆ Φ §		13,800,000	13,750,838
U.S. Treasury Bills 2.800%, 11/15/22 ∆ Φ §		13,300,000	13,255,003
U.S. Treasury Bills 2.350%, 10/4/22 # ∆ Φ		11,628,000	11,627,220
U.S. Treasury Bills 2.847%, 11/25/22 ∆ Φ §		9,749,000	9,708,615
U.S. Treasury Bills 2.779%, 11/8/22 ∆ Φ §		9,328,000	9,302,733
U.S. Treasury Bills 2.922%, 12/1/22 ∆ Φ §		9,300,000	9,255,685
Total short-term investments (cost $95,423,987)			$95,431,337

TOTAL INVESTMENTS
Total investments (cost $1,269,098,222)	$1,195,853,884

Key to holding’s abbreviations
bp	Basis Points
FRB	Floating Rate Bonds: The rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
FRN	Floating Rate Notes: The rate shown is the current interest rate or yield at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
IFB	Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor.
IO	Interest Only
LIBOR	London Interbank Offered Rate
OTC	Over-the-counter
PO	Principal Only
SOFR	Secured Overnight Financing Rate
TBA	To Be Announced Commitments

Notes to the fund’s portfolio
Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from October 1, 2021 through September 30, 2022 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.
*	Percentages indicated are based on net assets of $483,909,282.
#	This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period. Collateral at period end totaled $1,610,833 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 8).
∆	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period. Collateral at period end totaled $38,617,162 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 8).
Φ	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain TBA commitments at the close of the reporting period. Collateral at period end totaled $14,638,803 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 8).

Mortgage Securities Fund 39

§	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period. Collateral at period end totaled $13,337,829 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 8).
[i]	This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts (Note 1).
L	Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
P	This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
W	The rate shown represents the weighted average coupon associated with the underlying mortgage pools. Rates may be subject to a cap or floor.
Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.
144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
See Note 1 to the financial statements regarding TBA commitments.
The dates shown on debt obligations are the original maturity dates.

FUTURES CONTRACTS OUTSTANDING at 9/30/22
	Number of contracts	Notional amount	Value	Expiration date	Unrealized appreciation/ (depreciation)
U.S. Treasury Note 2 yr (Short)	1,016	$208,676,876	$208,676,876	Dec-22	$3,211,150
Unrealized appreciation					3,211,150
Unrealized (depreciation)					—
Total					$3,211,150

WRITTEN SWAP OPTIONS OUTSTANDING at 9/30/22 (premiums $23,393,077)
Counterparty Fixed Obligation % to receive or (pay)/ Floating rate index/Maturity date	Expiration date/strike	Notional/Contract amount	Value
Bank of America N.A.
0.985/3 month USD-LIBOR-ICE/Jan-25	Jan-24/0.985	$51,153,500	$1,556,089
3.195/3 month USD-LIBOR-ICE/Nov-55	Nov-25/3.195	34,601,700	3,494,426
(3.195)/3 month USD-LIBOR-ICE/Nov-55	Nov-25/3.195	34,601,700	4,132,481
Citibank, N.A.
(1.865)/3 month USD-LIBOR-ICE/Oct-39	Oct-29/1.865	14,564,900	319,408
1.865/3 month USD-LIBOR-ICE/Oct-39	Oct-29/1.865	14,564,900	1,892,126
JPMorgan Chase Bank N.A.
(1.07)/3 month USD-LIBOR-ICE/Mar-32	Mar-27/1.07	9,579,400	59,775
(3.229)/3 month USD-LIBOR-ICE/Nov-33	Nov-23/3.229	35,660,900	903,291
1.07/3 month USD-LIBOR-ICE/Mar-32	Mar-27/1.07	9,579,400	974,225
3.229/3 month USD-LIBOR-ICE/Nov-33	Nov-23/3.229	35,660,900	2,284,794
Morgan Stanley & Co. International PLC
(2.97)/3 month USD-LIBOR-ICE/Feb-36	Feb-26/2.97	18,291,600	670,570
(3.01)/3 month USD-LIBOR-ICE/Feb-36	Feb-26/3.01	18,291,600	694,349
3.01/3 month USD-LIBOR-ICE/Feb-36	Feb-26/3.01	18,291,600	1,483,449
2.97/3 month USD-LIBOR-ICE/Feb-36	Feb-26/2.97	18,291,600	1,513,630

40 Mortgage Securities Fund

WRITTEN SWAP OPTIONS OUTSTANDING at 9/30/22 (premiums $23,393,077) cont.
Counterparty Fixed Obligation % to receive or (pay)/ Floating rate index/Maturity date	Expiration date/strike	Notional/Contract amount	Value
Toronto-Dominion Bank
(1.17)/3 month USD-LIBOR-ICE/Mar-55	Mar-25/1.17	$794,600	$8,987
1.17/3 month USD-LIBOR-ICE/Mar-55	Mar-25/1.17	1,589,200	565,294
UBS AG
(1.9875)/3 month USD-LIBOR-ICE/Oct-36	Oct-26/1.9875	16,895,300	300,229
1.9875/3 month USD-LIBOR-ICE/Oct-36	Oct-26/1.9875	16,895,300	2,245,218
Total			$23,098,341

WRITTEN OPTIONS OUTSTANDING at 9/30/22 (premiums $1,721,875)
Counterparty	Expiration date/strike price	Notional amount	Contract amount	Value
JPMorgan Chase Bank N.A.
Uniform Mortgage-Backed Securities 30 yr 4.50% TBA commitments (Put)	Oct-22/$99.59	$95,140,600	$100,000,000	$4,436,700
Uniform Mortgage-Backed Securities 30 yr 5.00% TBA commitments (Put)	Oct-22/101.00	189,728,858	195,000,000	7,189,260
Total				$11,625,960

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 9/30/22
Counterparty Fixed right or obligation % to receive or (pay)/Floating rate index/ Maturity date	Expiration date/strike	Notional/Contract amount	Premium receivable/ (payable)	Unrealized appreciation/ (depreciation)
Bank of America N.A.
(1.39)/US SOFR/Dec-26 (Purchased)	Dec-24/1.39	$176,037,200	$(2,024,428)	$5,333,927
1.39/US SOFR/Dec-26 (Purchased)	Dec-24/1.39	176,037,200	(2,024,428)	(1,286,832)
(1.085)/3 month USD-LIBOR-ICE/Apr-34 (Written)	Apr-24/1.085	115,721,600	1,588,279	1,198,876
2.25/US SOFR/Jan-33 (Purchased)	Jan-23/2.25	89,243,700	(1,447,078)	(1,295,819)
2.245/US SOFR/Jan-33 (Purchased)	Jan-23/2.245	89,243,700	(1,454,842)	(1,305,635)
2.415/3 month USD-LIBOR-ICE/Oct-33 (Written)	Oct-23/2.415	64,497,800	1,362,516	(6,010,550)
2.17/3 month USD-LIBOR-ICE/Apr-34 (Purchased)	Apr-24/2.17	57,860,800	(2,794,677)	(2,047,694)
(3.073)/US SOFR/Jun-37 (Written)	Jun-27/3.073	53,614,900	3,900,484	346,888
3.073/US SOFR/Jun-37 (Written)	Jun-27/3.073	53,614,900	3,900,484	(441,787)
(1.115)/3 month USD-LIBOR-ICE/Jan-26 (Written)	Jan-25/1.115	49,314,500	207,737	136,601
1.115/3 month USD-LIBOR-ICE/Jan-26 (Written)	Jan-25/1.115	49,314,500	207,737	(1,058,782)
(2.41)/US SOFR/Oct-32 (Written)	Oct-22/2.41	31,235,300	444,987	441,980
(2.42)/US SOFR/Oct-32 (Written)	Oct-22/2.42	31,235,300	444,112	441,042
(1.29)/3 month USD-LIBOR-ICE/Mar-34 (Written)	Mar-24/1.29	28,930,400	451,314	339,064
(3.101)/US SOFR/Jun-39 (Written)	Jun-29/3.101	21,231,500	1,658,180	51,805

Mortgage Securities Fund 41

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 9/30/22 cont.
Counterparty Fixed right or obligation % to receive or (pay)/Floating rate index/ Maturity date	Expiration date/strike	Notional/ Contract amount	Premium receivable/ (payable)	Unrealized appreciation/ (depreciation)
Bank of America N.A. cont.
3.101/US SOFR/Jun-39 (Written)	Jun-29/3.101	$21,231,500	$1,658,180	$(136,519)
(2.485)/3 month USD-LIBOR-ICE/Oct-54 (Purchased)	Oct-24/2.485	20,805,700	(1,255,624)	2,344,802
2.29/3 month USD-LIBOR-ICE/Mar-34 (Purchased)	Mar-24/2.29	20,251,300	(996,075)	(724,794)
(1.275)/3 month USD-LIBOR-ICE/Mar-50 (Purchased)	Mar-30/1.275	12,942,000	(1,685,696)	1,750,923
1.275/3 month USD-LIBOR-ICE/Mar-50 (Purchased)	Mar-30/1.275	12,942,000	(1,685,696)	(955,378)
(2.46)/US SOFR/Jun-59 (Written)	Jun-29/2.46	5,015,800	708,733	(12,289)
2.46/US SOFR/Jun-59 (Written)	Jun-29/2.46	5,015,800	708,733	(112,605)
(1.405)/US SOFR/Dec-58 (Purchased)	Dec-28/1.405	2,526,100	(387,441)	304,698
1.405/US SOFR/Dec-58 (Purchased)	Dec-28/1.405	2,526,100	(387,441)	(183,445)
Barclays Bank PLC
(2.232)/3 month USD-LIBOR-ICE/Jun-51 (Purchased)	Jun-31/2.232	12,539,500	(1,519,160)	703,717
2.232/3 month USD-LIBOR-ICE/Jun-51 (Purchased)	Jun-31/2.232	12,539,500	(1,519,160)	(414,430)
Citibank, N.A.
(1.752)/3 month USD-LIBOR-ICE/Dec-31 (Purchased)	Dec-26/1.752	86,001,300	(2,803,642)	4,566,669
1.752/3 month USD-LIBOR-ICE/Dec-31 (Purchased)	Dec-26/1.752	86,001,300	(2,803,642)	(1,474,922)
(1.90)/3 month USD-LIBOR-ICE/Jun-28 (Purchased)	Jun-26/1.90	71,961,800	(959,251)	1,705,495
1.90/3 month USD-LIBOR-ICE/Jun-28 (Purchased)	Jun-26/1.90	71,961,800	(959,251)	(436,089)
(1.194)/3 month USD-LIBOR-ICE/Jun-25 (Written)	Jun-23/1.194	71,961,800	545,470	516,686
1.194/3 month USD-LIBOR-ICE/Jun-25 (Written)	Jun-23/1.194	71,961,800	545,470	(3,640,547)
1.999/US SOFR/Jan-33 (Purchased)	Jan-23/1.999	52,205,200	(386,318)	(356,562)
(2.842)/US SOFR/Nov-32 (Written)	Nov-22/2.842	47,846,000	421,045	355,496
(1.99)/US SOFR/Feb-42 (Purchased)	Feb-32/1.99	23,191,700	(1,826,346)	1,061,020
1.99/US SOFR/Feb-42 (Purchased)	Feb-32/1.99	23,191,700	(1,826,346)	(587,678)
2.394/US SOFR/Sep-33 (Purchased)	Sep-23/2.394	22,133,600	(267,817)	(5,733)
(1.826)/US SOFR/Jan-42 (Purchased)	Jan-32/1.826	17,079,100	(1,261,292)	965,311
1.826/US SOFR/Jan-42 (Purchased)	Jan-32/1.826	17,079,100	(1,261,292)	(428,002)
(1.625)/3 month USD-LIBOR-ICE/Jan-61 (Purchased)	Jan-41/1.625	14,080,100	(2,076,815)	521,527
1.625/3 month USD-LIBOR-ICE/Jan-61 (Purchased)	Jan-41/1.625	14,080,100	(2,076,815)	(272,168)
(1.724)/US SOFR/Mar-53 (Purchased)	Mar-23/1.724	9,762,800	(736,603)	1,685,743
1.724/US SOFR/Mar-53 (Purchased)	Mar-23/1.724	9,762,800	(736,603)	(700,774)
(1.735)/US SOFR/Mar-53 (Purchased)	Mar-23/1.735	8,812,200	(651,442)	1,517,196
1.735/US SOFR/Mar-53 (Purchased)	Mar-23/1.735	8,812,200	(651,442)	(618,088)

42 Mortgage Securities Fund

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 9/30/22 cont.
Counterparty Fixed right or obligation % to receive or (pay)/Floating rate index/ Maturity date	Expiration date/strike	Notional/ Contract amount	Premium receivable/ (payable)	Unrealized appreciation/ (depreciation)
Citibank, N.A. cont.
(2.285)/3 month USD-LIBOR-ICE/Mar-51 (Purchased)	Mar-41/2.285	$8,587,600	$(741,539)	$96,611
2.285/3 month USD-LIBOR-ICE/Mar-51 (Purchased)	Mar-41/2.285	8,587,600	(741,539)	5,754
(3.015)/US SOFR/Nov-32 (Purchased)	Nov-22/3.015	7,149,200	(88,829)	257,300
2.515/US SOFR/Nov-32 (Purchased)	Nov-22/2.515	7,149,200	(85,790)	(81,000)
(2.427)/3 month USD-LIBOR-ICE/Jun-41 (Purchased)	Jun-31/2.427	6,879,800	(501,193)	306,977
2.427/3 month USD-LIBOR-ICE/Jun-41 (Purchased)	Jun-31/2.427	6,879,800	(501,193)	(139,316)
(1.75)/US SOFR/Mar-53 (Purchased)	Mar-23/1.75	5,918,800	(443,022)	997,673
1.75/US SOFR/Mar-53 (Purchased)	Mar-23/1.75	5,918,800	(443,022)	(420,353)
(2.689)/3 month USD-LIBOR-ICE/Nov-49 (Purchased)	Nov-24/2.689	4,579,000	(589,546)	116,078
2.689/3 month USD-LIBOR-ICE/Nov-49 (Purchased)	Nov-24/2.689	4,579,000	(589,546)	(311,967)
(1.102)/3 month USD-LIBOR-ICE/Nov-32 (Purchased)	Nov-22/1.102	2,455,400	(78,020)	476,888
1.102/3 month USD-LIBOR-ICE/Nov-32 (Purchased)	Nov-22/1.102	2,455,400	(78,020)	(77,615)
Goldman Sachs International
2.07/3 month USD-LIBOR-ICE/Aug-33 (Written)	Aug-23/2.07	25,975,700	537,697	(3,090,329)
2.41/3 month USD-LIBOR-ICE/Aug-33 (Written)	Aug-23/2.41	23,512,000	343,275	(2,353,316)
(2.544)/US SOFR/Nov-32 (Purchased)	Nov-22/2.544	22,530,900	(461,883)	1,436,570
2.544/US SOFR/Nov-32 (Purchased)	Nov-22/2.544	22,530,900	(461,883)	(452,871)
(1.727)/3 month USD-LIBOR-ICE/Jan-55 (Purchased)	Jan-25/1.727	5,474,400	(818,423)	739,482
1.727/3 month USD-LIBOR-ICE/Jan-55 (Purchased)	Jan-25/1.727	5,474,400	(502,002)	(337,989)
(2.8175)/3 month USD-LIBOR-ICE/Mar-47 (Purchased)	Mar-27/2.8175	4,497,500	(567,809)	77,807
2.8175/3 month USD-LIBOR-ICE/Mar-47 (Purchased)	Mar-27/2.8175	4,497,500	(567,809)	(184,982)
JPMorgan Chase Bank N.A.
(1.70)/US SOFR/Jan-29 (Written)	Jan-24/1.70	27,464,600	586,026	446,025
1.70/US SOFR/Jan-29 (Written)	Jan-24/1.70	27,464,600	586,026	(1,757,185)
(2.031)/3 month USD-LIBOR-ICE/Feb-41 (Purchased)	Feb-31/2.031	10,707,100	(732,366)	706,454
2.031/3 month USD-LIBOR-ICE/Feb-41 (Purchased)	Feb-31/2.031	10,707,100	(732,366)	(269,712)
(1.985)/3 month USD-LIBOR-ICE/Jan-41 (Purchased)	Jan-31/1.985	7,647,900	(524,646)	519,675
1.985/3 month USD-LIBOR-ICE/Jan-41 (Purchased)	Jan-31/1.985	7,647,900	(524,646)	(199,687)

Mortgage Securities Fund 43

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 9/30/22 cont.
Counterparty Fixed right or obligation % to receive or (pay)/Floating rate index/ Maturity date	Expiration date/strike	Notional/ Contract amount	Premium receivable/ (payable)	Unrealized appreciation/ (depreciation)
JPMorgan Chase Bank N.A. cont.
(1.168)/3 month USD-LIBOR-ICE/Jun-37 (Written)	Jun-27/1.168	$6,477,800	$416,846	$283,857
1.168/3 month USD-LIBOR-ICE/Jun-37 (Written)	Jun-27/1.168	6,477,800	416,846	(812,770)
(2.032)/3 month USD-LIBOR-ICE/Jan-55 (Purchased)	Jan-25/2.032	6,092,600	(703,695)	742,749
2.032/3 month USD-LIBOR-ICE/Jan-55 (Purchased)	Jan-25/2.032	6,092,600	(703,695)	(451,035)
(1.81)/US SOFR/Jan-37 (Written)	Jan-27/1.81	4,234,200	250,241	125,671
1.81/US SOFR/Jan-37 (Written)	Jan-27/1.81	4,234,200	250,241	(326,076)
Morgan Stanley & Co. International PLC
2.1075/US SOFR/Jan-33 (Purchased)	Jan-23/2.1075	89,243,700	(1,343,118)	(1,232,456)
2.195/US SOFR/Jan-33 (Purchased)	Jan-23/2.195	89,243,700	(1,416,744)	(1,280,647)
(2.94)/US SOFR/Aug-37 (Written)	Aug-27/2.94	48,722,600	3,322,881	307,440
2.94/US SOFR/Aug-37 (Written)	Aug-27/2.94	48,722,600	3,283,903	(878,468)
(2.36)/US SOFR/Oct-32 (Written)	Oct-22/2.36	31,235,300	441,980	438,856
(2.27375)/US SOFR/Oct-32 (Written)	Oct-22/2.27375	31,235,300	419,334	416,991
(2.505)/3 month USD-LIBOR-ICE/Nov-49 (Purchased)	Nov-24/2.505	4,579,000	(701,503)	103,577
2.505/3 month USD-LIBOR-ICE/Nov-49 (Purchased)	Nov-24/2.505	4,579,000	(492,700)	(264,712)
3.27/3 month USD-LIBOR-ICE/Oct-53 (Purchased)	Oct-23/3.27	219,200	(25,011)	(6,843)
(3.27)/3 month USD-LIBOR-ICE/Oct-53 (Purchased)	Oct-23/3.27	219,200	(25,011)	(7,615)
Toronto-Dominion Bank
(1.937)/3 month USD-LIBOR-ICE/Feb-36 (Purchased)	Feb-26/1.937	5,742,300	(300,322)	524,961
1.937/3 month USD-LIBOR-ICE/Feb-36 (Purchased)	Feb-26/1.937	5,742,300	(300,322)	(178,815)
(2.405)/3 month USD-LIBOR-ICE/Mar-41 (Purchased)	Mar-31/2.405	2,820,300	(196,716)	136,249
2.405/3 month USD-LIBOR-ICE/Mar-41 (Purchased)	Mar-31/2.405	2,820,300	(196,716)	(53,755)
(2.095)/3 month USD-LIBOR-ICE/Feb-56 (Written)	Feb-26/2.095	2,480,200	326,146	170,514
2.095/3 month USD-LIBOR-ICE/Feb-56 (Written)	Feb-26/2.095	2,480,200	326,146	(243,680)
UBS AG
(0.87)/3 month USD-LIBOR-ICE/Apr-28 (Purchased)	Apr-27/0.87	26,238,100	(176,976)	496,425
0.87/3 month USD-LIBOR-ICE/Apr-28 (Purchased)	Apr-27/0.87	26,238,100	(176,976)	(109,938)
(0.983)/3 month USD-LIBOR-ICE/Apr-32 (Purchased)	Apr-30/0.983	10,495,200	(166,349)	297,644

44 Mortgage Securities Fund

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 9/30/22 cont.
Counterparty Fixed right or obligation % to receive or (pay)/Floating rate index/ Maturity date	Expiration date/strike	Notional/ Contract amount	Premium receivable/ (payable)	Unrealized appreciation/ (depreciation)
UBS AG cont.
0.983/3 month USD-LIBOR-ICE/Apr-32 (Purchased)	Apr-30/0.983	$10,495,200	$(166,349)	$(87,215)
(0.8925)/3 month USD-LIBOR-ICE/Apr-28 (Purchased)	Apr-23/0.8925	7,871,400	(166,874)	925,913
0.8925/3 month USD-LIBOR-ICE/Apr-28 (Purchased)	Apr-23/0.8925	7,871,400	(166,874)	(162,781)
(0.958)/3 month USD-LIBOR-ICE/May-30 (Written)	May-25/0.958	6,297,100	167,345	129,972
0.958/3 month USD-LIBOR-ICE/May-30 (Written)	May-25/0.958	6,297,100	167,345	(567,369)
(0.902)/3 month USD-LIBOR-ICE/Apr-35 (Purchased)	Apr-25/0.902	3,148,600	(176,164)	501,698
0.902/3 month USD-LIBOR-ICE/Apr-35 (Purchased)	Apr-25/0.902	3,148,600	(176,164)	(147,764)
(1.715)/3 month USD-LIBOR-ICE/Feb-53 (Purchased)	Feb-23/1.715	2,871,200	(259,126)	608,493
1.715/3 month USD-LIBOR-ICE/Feb-53 (Purchased)	Feb-23/1.715	2,871,200	(259,126)	(254,303)
Unrealized appreciation				38,683,770
Unrealized (depreciation)				(41,249,686)
Total				$(2,565,916)

TBA SALE COMMITMENTS OUTSTANDING at 9/30/22 (proceeds receivable $106,218,418)
Agency	Principal amount	Settlement date	Value
Uniform Mortgage-Backed Securities, 5.00%, 10/1/52	$37,000,000	10/13/22	$35,999,834
Uniform Mortgage-Backed Securities, 4.50%, 10/1/52	19,000,000	10/13/22	18,076,714
Uniform Mortgage-Backed Securities, 4.00%, 10/1/52	14,000,000	10/13/22	12,976,247
Uniform Mortgage-Backed Securities, 3.00%, 10/1/52	26,000,000	10/13/22	22,603,750
Uniform Mortgage-Backed Securities, 2.50%, 10/1/52	11,000,000	10/13/22	9,230,547
Uniform Mortgage-Backed Securities, 2.00%, 10/1/52	6,000,000	10/13/22	4,854,938
Total			$103,742,030

OTC INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/22
Swap counterparty/ Notional amount	Value	Upfront premium received (paid)	Termi- nation date	Payments made by fund	Payments received by fund	Unrealized appreciation/ (depreciation)
Morgan Stanley & Co. International PLC
$50,000,000	$1,164,000	$1,162,857	9/21/27	3.30% — Annually	US SOFR — Annually	$2,289,330
370,000,000	5,675,800	2,201,886	9/21/24	3.40% — Annually	US SOFR — Annually	7,774,149
Upfront premium received		3,364,743		Unrealized appreciation		10,063,479
Upfront premium (paid)		—		Unrealized (depreciation)		—
Total		$3,364,743		Total	$10,063,479

Mortgage Securities Fund 45

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/22
Notional amount	Value	Upfront premium received (paid)	Termination date	Payments made by fund	Payments received by fund	Unrealized appreciation/ (depreciation)
$17,746,600	$3,391,375	$743,348	9/1/32	3 month USD-LIBOR-ICE — Quarterly	1.512% — Semiannually	$(2,671,248)
30,378,000	1,301,090	1,468	12/23/23	0.695% — Annually	US SOFR — Annually	1,357,192
28,248,000	3,056,151	2,428	12/23/26	1.085% — Annually	US SOFR — Annually	3,012,008
44,700,000	7,953,471	(11,629)	12/23/31	US SOFR — Annually	1.285% — Annually	(7,821,376)
16,940,000	5,203,629	(30,163)	12/23/51	US SOFR — Annually	1.437% — Annually	(5,159,136)
77,601,000	3,322,099	(7,896)	12/24/23	0.697% — Annually	US SOFR — Annually	3,427,573
8,211,000	885,228	523	12/24/26	US SOFR — Annually	1.096% — Annually	(862,136)
75,507,000	13,437,226	(33,708)	12/24/31	1.285% — Annually	US SOFR — Annually	13,167,280
10,717,000	3,296,013	(5,792)	12/24/51	1.435% — Annually	US SOFR — Annually	3,240,032
2,051,000	596,287	(334)	12/31/51	1.525% — Annually	US SOFR — Annually	584,606
4,905,000	523,216	(651)	12/31/26	US SOFR — Annually	1.135% — Annually	(510,600)
2,561,900	126,865 E	(57)	1/15/47	1.724% — Annually	US SOFR — Annually	126,808
9,386,000	2,460,071	(320)	1/21/52	1.679% — Annually	US SOFR — Annually	2,399,931
9,856,000	2,680,733	(336)	1/19/52	US SOFR — Annually	1.626% — Annually	(2,628,040)
18,503,000	4,934,935	(631)	2/1/52	1.6545% — Annually	US SOFR — Annually	4,823,200
10,668,100	658,328 E	(364)	2/13/57	1.68% — Annually	US SOFR — Annually	657,965
24,475,300	5,587,221	(835)	2/24/52	US SOFR — Annually	1.86% — Annually	(5,435,995)
1,881,000	462,011	(64)	2/29/52	1.7674% — Annually	US SOFR — Annually	452,827
5,733,000	823,832	(76)	2/29/32	US SOFR — Annually	1.75% — Annually	(793,017)
13,299,000	1,171,243	(108)	2/28/27	1.675% — Annually	US SOFR — Annually	1,104,230
11,772,000	450,044	(45)	2/29/24	US SOFR — Annually	1.47709% — Annually	(404,786)
7,332,800	1,092,881	(97)	3/7/32	3 month USD-LIBOR-ICE — Quarterly	1.9575% — Semiannually	(1,098,782)
20,619,900	3,300,834	(273)	3/9/32	1.5475% — Annually	US SOFR — Annually	3,213,603

46 Mortgage Securities Fund

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/22 cont.
Notional amount	Value	Upfront premium received (paid)	Termination date	Payments made by fund	Payments received by fund	Unrealized appreciation/ (depreciation)
$21,379,100	$3,432,628	$(283)	3/9/32	1.5415% — Annually	US SOFR — Annually	$3,346,863
11,271,000	1,635,760	(149)	3/11/32	1.737% — Annually	US SOFR — Annually	1,586,853
14,228,000	381,026	(54)	4/7/24	2.45% — Annually	US SOFR — Annually	284,140
12,816,000	731,794	(104)	4/7/27	2.469% — Annually	US SOFR — Annually	646,971
11,968,000	1,179,446	(159)	4/7/23	2.3305% — Annually	US SOFR — Annually	1,109,150
2,606,000	476,716	(89)	4/7/52	2.1015% — Annually	US SOFR — Annually	462,197
8,956,000	1,237,451	(305)	4/14/52	US SOFR — Annually	2.3395% — Annually	(1,173,983)
2,050,000	175,070	(27)	4/14/32	US SOFR — Annually	2.4965% — Annually	(159,139)
9,554,000	541,521	(77)	4/14/27	2.483% — Annually	US SOFR — Annually	477,390
5,859,000	162,587	(22)	4/14/24	2.405% — Annually	US SOFR — Annually	120,361
51,844,600	2,523,277	(489)	5/2/27	US SOFR — Annually	2.685% — Annually	(2,163,733)
96,127,500	2,556,992	(362)	5/25/24	2.5945% — Annually	US SOFR — Annually	2,190,971
10,207,000	1,097,253	(348)	5/25/52	US SOFR — Annually	2.501% — Annually	(1,055,244)
25,683,000	1,671,963	(341)	6/7/32	US SOFR — Annually	2.7565% — Annually	(1,547,785)
6,150,000	520,290	(210)	6/7/52	US SOFR — Annually	2.622% — Annually	(498,293)
82,198,300	4,895,731	(1,090)	6/8/32	US SOFR — Annually	2.825% — Annually	(4,574,953)
9,706,600	1,905,406	(1,218,311)	6/22/52	2.3075% — Semiannually	3 month USD-LIBOR-ICE — Quarterly	634,337
23,054,000	535,314	(87)	6/10/24	US SOFR — Annually	2.833% — Annually	(438,823)
19,230,000	852,081	(156)	6/10/27	2.8025% — Annually	US SOFR — Annually	773,622
124,460,000	1,885,569	(469)	6/15/24	US SOFR — Annually	3.3385% — Annually	(1,251,033)
64,279,000	1,803,669	(520)	6/15/27	3.185% — Annually	US SOFR — Annually	1,502,048
12,203,100	693,624 E	(173)	2/3/33	3.13% — Semiannually	3 month USD-LIBOR-ICE — Quarterly	693,451
3,707,000	344,454	(126)	7/8/52	US SOFR — Annually	2.5765% — Annually	(337,132)

Mortgage Securities Fund 47

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/22 cont.
Notional amount	Value	Upfront premium received (paid)	Termination date	Payments made by fund	Payments received by fund	Unrealized appreciation/ (depreciation)
$12,761,000	$869,917	$(169)	7/15/32	US SOFR — Annually	2.723% — Annually	$(841,371)
19,187,400	1,562,430 E	(272)	1/31/33	2.545% — Annually	US SOFR — Annually	1,562,158
19,187,400	1,554,371 E	(272)	1/31/33	2.55% — Annually	US SOFR — Annually	1,554,100
18,071,900	1,545,328 E	(256)	2/1/33	2.495% — Annually	US SOFR — Annually	1,545,072
26,054,000	2,412,600	(345)	8/2/32	US SOFR — Annually	2.4275% — Annually	(2,409,186)
17,670,300	1,638,214 E	(250)	2/1/33	2.4075% — Annually	US SOFR — Annually	1,637,963
4,084,700	130,098 E	(80)	4/1/42	US SOFR — Annually	2.63% — Annually	(130,178)
3,345,600	241,653 E	(50)	3/24/35	US SOFR — Annually	2.39% — Annually	(241,703)
5,261,700	548,059	(155)	8/10/42	2.645% — Annually	US SOFR — Annually	546,040
8,918,100	979,742	(19,883)	8/10/42	US SOFR — Annually	2.605% — Annually	(995,897)
3,656,500	408,760	(108)	8/10/42	2.5915% — Annually	US SOFR — Annually	406,939
20,916,000	1,029,276 E	(197)	2/6/29	2.40% — Annually	US SOFR — Annually	1,029,080
29,796,000	2,310,084	(393)	8/16/32	US SOFR — Annually	2.613% — Annually	(2,297,206)
3,797,800	33,345 E	(84)	1/15/47	2.49% — Annually	US SOFR — Annually	33,260
16,263,000	424,952 E	(317)	11/29/38	US SOFR — Annually	2.87% — Annually	(425,269)
3,069,000	129,819 E	(46)	2/21/35	2.785% — Annually	US SOFR — Annually	129,773
57,204,000	853,484	(215)	9/6/24	US SOFR — Annually	3.413% — Annually	(810,538)
18,902,800	263,505 E	(105)	1/15/27	US SOFR — Annually	2.73% — Annually	(263,610)
29,214,700	1,232,568	(386)	9/13/32	3.043% — Annually	US SOFR — Annually	1,218,617
9,830,400	96,043 E	(192)	1/15/41	3.0500% — Annually	US SOFR — Annually	95,851
1,933,500	21,404 E	(38)	1/15/42	2.9825% — Annually	US SOFR — Annually	21,366
6,879,000	205,063	(234)	9/26/52	2.905% — Annually	US SOFR — Annually	203,196
35,771,000	566,970	(336)	9/26/27	US SOFR — Annually	3.465% — Annually	(556,034)
40,277,000	32,624 E	(41,216)	12/21/24	4.20% — Annually	US SOFR — Annually	(8,592)

48 Mortgage Securities Fund

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/22 cont.
Notional amount	Value	Upfront premium received (paid)	Termination date	Payments made by fund	Payments received by fund	Unrealized appreciation/ (depreciation)
$194,135,000	$100,950 E	$410,226	12/21/27	3.80% — Annually	US SOFR — Annually	$511,176
81,987,000	989,583 E	(385,159)	12/21/32	3.40% — Annually	US SOFR — Annually	604,424
1,257,000	11,916 E	10,386	12/21/52	3.00% — Annually	US SOFR — Annually	22,302
4,174,000	30,345 E	(142)	2/13/57	2.40% — Annually	US SOFR — Annually	(30,487)
21,097,000	391,771	(278)	9/23/32	3.3275% — Annually	US SOFR — Annually	387,346
1,708,706	27,801	(58)	9/28/52	2.976% — Annually	US SOFR — Annually	27,319
6,115,000	4,770	(208)	9/29/52	3.0575% — Annually	US SOFR — Annually	3,523
6,115,000	1,284	(208)	9/29/52	3.0605% — Annually	US SOFR — Annually	37
8,558,250	57,169	(113)	9/29/32	3.6305% — Annually	US SOFR — Annually	(59,008)
12,007,500	36,743	(97)	9/29/27	US SOFR — Annually	3.884% — Annually	39,237
8,558,250	63,930	(113)	9/29/32	3.64% — Annually	US SOFR — Annually	(65,774)
12,007,500	43,587	(97)	9/29/27	US SOFR — Annually	3.8965% — Annually	46,090
921,000	1,980	(3)	9/29/24	4.321% — Annually	US SOFR — Annually	(2,205)
9,272,000	92,905	(122)	9/29/32	3.67061% — Annually	US SOFR — Annually	(94,919)
11,382,000	66,471	(92)	9/30/27	US SOFR — Annually	3.6865% — Annually	(65,397)
11,382,000	67,495	(92)	9/30/27	US SOFR — Annually	3.6845% — Annually	(66,422)
12,300,000	19,311	(46)	9/30/24	4.1255% — Annually	US SOFR — Annually	18,873
9,012,000	50,828	(119)	9/30/32	3.4825% — Annually	US SOFR — Annually	50,583
9,910,000	47,172	(131)	9/30/32	3.493% — Annually	US SOFR — Annually	46,900
21,515,000	430	(81)	10/3/24	4.212% — Annually	US SOFR — Annually	(511)
4,649,500	27,293	(158)	10/3/52	US SOFR — Annually	3.0305% — Annually	(27,451)
21,515,000	1,076	(81)	10/3/24	4.2085% — Annually	US SOFR — Annually	995
4,649,500	34,778	(158)	10/3/52	US SOFR — Annually	3.022% — Annually	(34,936)
3,065,000	3,004	(12)	10/3/24	US SOFR — Annually	4.16% — Annually	(3,015)

Mortgage Securities Fund 49

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/22 cont.
Notional amount	Value	Upfront premium received (paid)	Termination date	Payments made by fund	Payments received by fund	Unrealized appreciation/ (depreciation)
$11,959,000	$46,281	$(158)	10/3/32	US SOFR — Annually	3.504% — Annually	$(46,439)
9,405,000	33,670	(76)	10/4/27	3.7375% — Annually	US SOFR — Annually	33,594
9,785,000	73,388	(129)	10/4/32	US SOFR — Annually	3.4605% — Annually	(73,517)
5,036,000	32,533	(66)	10/4/23	US SOFR — Annually	3.473% — Annually	(32,599)
4,426,700	19,035 E	(62)	10/3/33	3.394% — Annually	US SOFR — Annually	18,972
21,937,000	28,079	(82)	10/4/24	US SOFR — Annually	4.145% — Annually	(28,162)
13,636,000	48,271	(180)	10/4/32	US SOFR — Annually	3.508% — Annually	(48,451)
25,412,000	76,490	(205)	10/4/27	3.75% — Annually	US SOFR — Annually	76,286
9,857,000	4,101	(80)	10/4/27	3.826% — Annually	US SOFR — Annually	(4,180)
Total		$(603,156)	$13,018,390
E Extended effective date.

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 9/30/22
Swap counterparty/ Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments received by fund	Unrealized appreciation/ (depreciation)
Citigroup Global Markets, Inc.
CMBX NA BB.11 Index	BB−/P	$42,375	$75,000	$16,680	11/18/54	500 bp — Monthly	$25,758
CMBX NA BB.13 Index	BB−/P	75,581	756,000	205,481	12/16/72	500 bp — Monthly	(129,270)
CMBX NA BB.13 Index	BB−/P	78,819	865,000	235,107	12/16/72	500 bp — Monthly	(155,568)
CMBX NA BB.13 Index	BB−/P	82,147	901,000	244,892	12/16/72	500 bp — Monthly	(161,994)
CMBX NA BB.13 Index	BB−/P	129,386	1,371,000	372,638	12/16/72	500 bp — Monthly	(242,109)
CMBX NA BB.14 Index	BB/P	169,285	1,544,000	379,052	12/16/72	500 bp — Monthly	(208,481)
CMBX NA BB.6 Index	CCC+/P	617,410	1,170,814	469,731	5/11/63	500 bp — Monthly	148,671
CMBX NA BB.9 Index	B/P	36,851	181,000	59,060	9/17/58	500 bp — Monthly	(22,058)
CMBX NA BB.9 Index	B/P	287,137	1,406,000	458,778	9/17/58	500 bp — Monthly	(170,469)
CMBX NA BB.9 Index	B/P	1,102,022	1,964,000	640,853	9/17/58	500 bp — Monthly	462,806
CMBX NA BBB−.10 Index	BB+/P	89,090	718,000	133,548	11/17/59	300 bp — Monthly	(44,099)

50 Mortgage Securities Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 9/30/22 cont.
Swap counterparty/ Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments received by fund	Unrealized appreciation/ (depreciation)
Citigroup Global Markets, Inc. cont.
CMBX NA BBB−.10 Index	BB+/P	$96,874	$888,000	$165,168	11/17/59	300 bp — Monthly	$(67,850)
CMBX NA BBB−.11 Index	BBB−/P	59,693	953,000	155,720	11/18/54	300 bp — Monthly	(95,551)
CMBX NA BBB−.12 Index	BBB−/P	65,473	1,111,000	203,313	8/17/61	300 bp — Monthly	(137,285)
CMBX NA BBB−.13 Index	BBB−/P	17,539	200,000	39,740	12/16/72	300 bp — Monthly	(22,101)
CMBX NA BBB−.13 Index	BBB−/P	90,654	493,000	97,959	12/16/72	300 bp — Monthly	(7,058)
CMBX NA BBB−.14 Index	BBB−/P	10,885	220,000	44,924	12/16/72	300 bp — Monthly	(33,929)
CMBX NA BBB−.14 Index	BBB−/P	13,829	369,000	75,350	12/16/72	300 bp — Monthly	(61,336)
CMBX NA BBB−.15 Index	BBB−/P	45,229	433,000	91,536	11/18/64	300 bp — Monthly	(46,091)
CMBX NA BBB−.15Index	BBB−/P	40,101	236,000	49,890	11/18/64	300 bp — Monthly	(9,672)
Credit Suisse International
CMBX NA BB.7 Index	B-/P	36,784	275,000	91,685	1/17/47	500 bp — Monthly	(54,672)
Goldman Sachs International
CMBX NA A.14 Index	A-/P	88,593	1,540,000	140,756	12/16/72	200 bp — Monthly	(51,649)
CMBX NA A.7 Index	BBB+/P	(1,645)	1,128,000	62,491	1/17/47	200 bp — Monthly	(63,760)
CMBX NA BB.14 Index	BB/P	244,888	1,573,000	386,172	12/16/72	500 bp — Monthly	(139,972)
CMBX NA BB.6 Index	CCC+/P	1,232,340	2,744,310	1,101,017	5/11/63	500 bp — Monthly	133,645
CMBX NA BB.7 Index	B-/P	59,391	175,000	58,345	1/17/47	500 bp — Monthly	1,191
CMBX NA BB.7 Index	B-/P	77,674	231,000	77,015	1/17/47	500 bp — Monthly	851
CMBX NA BB.7 Index	B-/P	131,040	416,000	138,694	1/17/47	500 bp — Monthly	(7,308)
CMBX NA BBB−.11 Index	BBB−/P	64	1,000	163	11/18/54	300 bp — Monthly	(99)
CMBX NA BBB−.13 Index	BBB−/P	13,523	79,000	15,697	12/16/72	300 bp — Monthly	(2,135)
CMBX NA BBB−.14 Index	BBB−/P	175,307	1,024,000	209,101	12/16/72	300 bp — Monthly	(33,282)
CMBX NA BBB−.14 Index	BBB−/P	426,305	2,806,000	572,985	12/16/72	300 bp — Monthly	(145,277)
CMBX NA BBB−.15 Index	BBB−/P	26,714	430,000	90,902	11/18/64	300 bp — Monthly	(63,973)

Mortgage Securities Fund 51

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 9/30/22 cont.
Swap counterparty/ Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments received by fund	Unrealized appreciation/ (depreciation)
Goldman Sachs International cont.
CMBX NA BBB−.15 Index	BBB−/P	$53,068	$596,000	$125,994	11/18/64	300 bp — Monthly	$(72,629)
CMBX NA BBB−.15 Index	BBB−/P	55,090	596,000	125,994	11/18/64	300 bp — Monthly	(70,607)
JPMorgan Securities LLC
CMBX NA A.14 Index	A-/P	(2,765)	470,000	42,958	12/16/72	200 bp — Monthly	(45,566)
CMBX NA BB.10 Index	B+/P	28,886	360,000	119,808	5/11/63	500 bp — Monthly	(90,622)
CMBX NA BB.7 Index	B-/P	16,440	48,000	16,003	1/17/47	500 bp — Monthly	477
CMBX NA BB.7 Index	B-/P	158,648	324,000	108,022	1/17/47	500 bp — Monthly	50,897
CMBX NA BBB−.12 Index	BBB−/P	69,925	582,000	106,506	8/17/61	300 bp — Monthly	(36,290)
CMBX NA BBB−.13 Index	BBB−/P	81,687	618,000	122,797	12/16/72	300 bp — Monthly	(40,801)
CMBX NA BBB−.8 Index	BB/P	103,543	664,000	114,872	10/17/57	300 bp — Monthly	(10,998)
Merrill Lynch International
CMBX NA BB.6 Index	CCC+/P	186,736	1,268,825	509,053	5/11/63	500 bp — Monthly	(321,242)
CMBX NA BB.7 Index	B-/P	20,331	168,000	56,011	1/17/47	500 bp — Monthly	(35,540)
Morgan Stanley & Co. International PLC
CMBX NA A.14 Index	A-/P	(2,643)	210,000	19,194	12/16/72	200 bp — Monthly	(21,767)
CMBX NA A.14 Index	A-/P	(3,557)	267,000	24,404	12/16/72	200 bp — Monthly	(27,872)
CMBX NA A.14 Index	A-/P	(3,172)	285,000	26,049	12/16/72	200 bp — Monthly	(29,126)
CMBX NA A.14 Index	A-/P	(2,423)	412,000	37,657	12/16/72	200 bp — Monthly	(39,943)
CMBX NA A.14 Index	A-/P	(8,390)	667,000	60,964	12/16/72	200 bp — Monthly	(69,131)
CMBX NA A.14 Index	A-/P	9,383	734,000	67,088	12/16/72	200 bp — Monthly	(57,460)
CMBX NA A.14 Index	A-/P	(14,491)	930,000	85,002	12/16/72	200 bp — Monthly	(99,183)
CMBX NA A.14 Index	A-/P	(13,795)	930,000	85,002	12/16/72	200 bp — Monthly	(98,487)
CMBX NA A.14 Index	A-/P	(14,491)	930,000	85,002	12/16/72	200 bp — Monthly	(99,183)
CMBX NA A.14 Index	A-/P	(19,650)	1,395,000	127,503	12/16/72	200 bp — Monthly	(146,688)
CMBX NA A.15 Index	A-/P	4,034	197,000	19,365	11/18/64	200 bp — Monthly	(15,266)

52 Mortgage Securities Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 9/30/22 cont.
Swap counterparty/ Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments received by fund	Unrealized appreciation/ (depreciation)
Morgan Stanley & Co. International PLC cont.
CMBX NA A.6 Index	A-/P	$(2,510)	$205,567	$20,968	5/11/63	200 bp — Monthly	$(23,409)
CMBX NA BB.13 Index	BB−/P	575	6,000	1,631	12/16/72	500 bp — Monthly	(1,051)
CMBX NA BB.13 Index	BB−/P	14,044	151,000	41,042	12/16/72	500 bp — Monthly	(26,872)
CMBX NA BB.13 Index	BB−/P	14,439	153,000	41,585	12/16/72	500 bp — Monthly	(27,019)
CMBX NA BB.13 Index	BB−/P	26,993	294,000	79,909	12/16/72	500 bp — Monthly	(52,671)
CMBX NA BB.13 Index	BB−/P	55,818	301,000	81,812	12/16/72	500 bp — Monthly	(25,743)
CMBX NA BB.13 Index	BB−/P	33,293	363,000	98,663	12/16/72	500 bp — Monthly	(65,067)
CMBX NA BB.13 Index	BB−/P	61,324	673,000	182,921	12/16/72	500 bp — Monthly	(121,037)
CMBX NA BB.13 Index	BB−/P	80,638	873,000	237,281	12/16/72	500 bp — Monthly	(155,916)
CMBX NA BB.6 Index	CCC+/P	8,315	34,950	14,022	5/11/63	500 bp — Monthly	(5,678)
CMBX NA BB.6 Index	CCC+/P	24,114	87,374	35,055	5/11/63	500 bp — Monthly	(10,867)
CMBX NA BB.6 Index	CCC+/P	67,200	121,564	48,772	5/11/63	500 bp — Monthly	18,531
CMBX NA BB.6 Index	CCC+/P	73,122	161,072	64,622	5/11/63	500 bp — Monthly	8,636
CMBX NA BB.7 Index	B-/P	146,668	437,000	145,696	1/17/47	500 bp — Monthly	1,336
CMBX NA BBB−.12 Index	BBB−/P	34,298	582,000	106,506	8/17/61	300 bp — Monthly	(71,917)
CMBX NA BBB−.13 Index	BBB−/P	223	3,000	596	12/16/72	300 bp — Monthly	(372)
CMBX NA BBB−.13 Index	BBB−/P	1,016	5,000	994	12/16/72	300 bp — Monthly	25
CMBX NA BBB−.14 Index	BBB−/P	115,353	716,000	146,207	12/16/72	300 bp — Monthly	(30,496)
CMBX NA BBB−.14 Index	BBB−/P	185,929	1,130,000	230,746	12/16/72	300 bp — Monthly	(44,252)
CMBX NA BBB−.14 Index	BBB−/P	375,208	2,260,000	461,492	12/16/72	300 bp — Monthly	(85,154)
CMBX NA BBB−.15 Index	BBB−/P	23,408	415,000	87,731	11/18/64	300 bp — Monthly	(64,116)
CMBX NA BBB−.15 Index	BBB−/P	58,932	642,000	135,719	11/18/64	300 bp — Monthly	(76,466)

Mortgage Securities Fund 53

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 9/30/22 cont.
Swap counterparty/ Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments received by fund	Unrealized appreciation/ (depreciation)
Morgan Stanley & Co. International PLC cont.
CMBX NA BBB−.7 Index	BB−/P	$9,392	$138,000	$27,973	1/17/47	300 bp — Monthly	$(18,512)
CMBX NA BBB−.9 Index	BB+/P	47,282	487,000	95,014	9/17/58	300 bp — Monthly	(47,488)
Upfront premium received		7,908,358		Unrealized appreciation		852,824
Upfront premium (paid)		(89,532)		Unrealized (depreciation)		(4,559,552)
Total		$7,818,826		Total		$(3,706,728)
* Payments related to the referenced debt are made upon a credit default event.
** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.
*** Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at September 30, 2022. Securities rated by Fitch are indicated by “/F.” Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications.

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 9/30/22
Swap counterparty/ Referenced debt*	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments (paid) by fund	Unrealized appreciation/ (depreciation)
Citigroup Global Markets, Inc.
CMBX NA A.6 Index	$(20,929)	$158,419	$16,159	5/11/63	(200 bp) — Monthly	$(4,823)
CMBX NA A.6 Index	(2,545)	19,488	1,988	5/11/63	(200 bp) — Monthly	(564)
CMBX NA A.6 Index	(1,459)	11,316	1,154	5/11/63	(200 bp) — Monthly	(308)
CMBX NA A.6 Index	(821)	6,286	641	5/11/63	(200 bp) — Monthly	(182)
CMBX NA A.6 Index	(821)	6,286	641	5/11/63	(200 bp) — Monthly	(182)
CMBX NA A.6 Index	(483)	3,772	385	5/11/63	(200 bp) — Monthly	(100)
CMBX NA BB.10 Index	(15,241)	139,000	46,259	11/17/59	(500 bp) — Monthly	30,902
CMBX NA BB.10 Index	(11,793)	113,000	37,606	11/17/59	(500 bp) — Monthly	25,719
CMBX NA BB.11 Index	(4,242)	45,000	10,008	11/18/54	(500 bp) — Monthly	5,729
CMBX NA BB.11 Index	(3,887)	30,000	6,672	11/18/54	(500 bp) — Monthly	2,760
CMBX NA BB.6 Index	(11,333)	60,022	24,081	5/11/63	(500 bp) — Monthly	12,698
CMBX NA BB.7 Index	(105,844)	2,074,000	691,472	1/17/47	(500 bp) — Monthly	583,900
CMBX NA BB.8 Index	(209,142)	586,552	220,074	10/17/57	(500 bp) — Monthly	10,443

54 Mortgage Securities Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 9/30/22 cont.
Swap counterparty/ Referenced debt*	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments (paid) by fund	Unrealized appreciation/ (depreciation)
Citigroup Global Markets, Inc. cont.
CMBX NA BBB−.10 Index	$(486,410)	$2,829,000	$526,194	11/17/59	(300 bp) — Monthly	$38,370
CMBX NA BBB−.10 Index	(326,142)	1,405,000	261,330	11/17/59	(300 bp) — Monthly	(65,515)
CMBX NA BBB−.10 Index	(297,626)	999,000	185,814	11/17/59	(300 bp) — Monthly	(112,311)
CMBX NA BBB−.10 Index	(234,757)	984,000	183,024	11/17/59	(300 bp) — Monthly	(52,225)
CMBX NA BBB−.10 Index	(143,198)	656,000	122,016	11/17/59	(300 bp) — Monthly	(21,510)
CMBX NA BBB−.10 Index	(136,239)	626,000	116,436	11/17/59	(300 bp) — Monthly	(20,116)
CMBX NA BBB−.10 Index	(62,719)	492,000	91,512	11/17/59	(300 bp) — Monthly	28,547
CMBX NA BBB−.10 Index	(115,406)	469,000	87,234	11/17/59	(300 bp) — Monthly	(28,406)
CMBX NA BBB−.10 Index	(12,748)	100,000	18,600	11/17/59	(300 bp) — Monthly	5,802
CMBX NA BBB−.10 Index	(2,569)	21,000	3,906	11/17/59	(300 bp) — Monthly	1,326
CMBX NA BBB−.11 Index	(159,306)	497,000	81,210	11/18/54	(300 bp) — Monthly	(78,345)
CMBX NA BBB−.11 Index	(48,685)	149,000	24,347	11/18/54	(300 bp) — Monthly	(24,413)
CMBX NA BBB−.11 Index	(21,489)	146,000	23,856	11/18/54	(300 bp) — Monthly	2,295
CMBX NA BBB−.12 Index	(540,439)	1,618,000	296,094	8/17/61	(300 bp) — Monthly	(245,154)
CMBX NA BBB−.12 Index	(529,327)	1,502,000	274,866	8/17/61	(300 bp) — Monthly	(255,212)
CMBX NA BBB−.12 Index	(206,461)	915,000	167,445	8/17/61	(300 bp) — Monthly	(39,474)
CMBX NA BBB−.12 Index	(53,286)	888,000	162,504	8/17/61	(300 bp) — Monthly	108,774
CMBX NA BBB−.12 Index	(74,871)	213,000	38,979	8/17/61	(300 bp) — Monthly	(35,999)
CMBX NA BBB−.8 Index	(340,232)	2,144,000	370,912	10/17/57	(300 bp) — Monthly	29,608
CMBX NA BBB−.8 Index	(338,892)	2,144,000	370,912	10/17/57	(300 bp) — Monthly	30,948
CMBX NA BBB−.8 Index	(199,245)	1,436,000	248,428	10/17/57	(300 bp) — Monthly	48,465
CMBX NA BBB−.8 Index	(220,781)	1,413,000	244,449	10/17/57	(300 bp) — Monthly	22,961
CMBX NA BBB−.8 Index	(149,147)	953,000	164,869	10/17/57	(300 bp) — Monthly	15,245

Mortgage Securities Fund 55

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 9/30/22 cont.
Swap counterparty/ Referenced debt*	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments (paid) by fund	Unrealized appreciation/ (depreciation)
Citigroup Global Markets, Inc. cont.
CMBX NA BBB−.8 Index	$(99,623)	$718,000	$124,214	10/17/57	(300 bp) — Monthly	$24,233
CMBX NA BBB−.8 Index	(52,318)	393,000	67,989	10/17/57	(300 bp) — Monthly	15,474
CMBX NA BBB−.9 Index	(251,259)	1,062,000	207,196	9/17/58	(300 bp) — Monthly	(44,594)
Credit Suisse International
CMBX NA BB.10 Index	(46,565)	349,000	116,147	11/17/59	(500 bp) — Monthly	69,291
CMBX NA BB.10 Index	(41,383)	348,000	115,814	11/17/59	(500 bp) — Monthly	74,141
CMBX NA BB.10 Index	(22,747)	183,000	60,902	11/17/59	(500 bp) — Monthly	38,003
Goldman Sachs International
CMBX NA BB.8 Index	(270,854)	769,185	288,598	10/17/57	(500 bp) — Monthly	17,103
CMBX NA BB.8 Index	(85,102)	223,218	83,752	10/17/57	(500 bp) — Monthly	(1,536)
CMBX NA BB.8 Index	(62,992)	169,105	63,448	10/17/57	(500 bp) — Monthly	316
CMBX NA BB.9 Index	(301,266)	1,891,000	617,033	9/17/58	(500 bp) — Monthly	311,468
CMBX NA BB.9 Index	(208,068)	1,317,000	429,737	9/17/58	(500 bp) — Monthly	220,571
CMBX NA BB.9 Index	(43,422)	271,000	88,427	9/17/58	(500 bp) — Monthly	44,780
CMBX NA BB.9 Index	(22,287)	140,000	45,682	9/17/58	(500 bp) — Monthly	23,278
CMBX NA BBB−.10 Index	(60,367)	276,000	51,336	11/17/59	(300 bp) — Monthly	(9,169)
JPMorgan Securities LLC
CMBX NA BB.11 Index	(111,197)	164,112	65,842	5/11/63	(500 bp) — Monthly	(45,494)
CMBX NA BB.8 Index	(311,253)	606,845	227,688	10/17/57	(500 bp) — Monthly	(84,070)
CMBX NA BBB−.10 Index	(594,783)	4,717,000	877,362	11/17/59	(300 bp) — Monthly	280,220
Merrill Lynch International
CMBX NA BB.10 Index	(19,118)	336,000	111,821	11/17/59	(500 bp) — Monthly	92,423
CMBX NA BBB−.10 Index	(163,586)	755,000	140,430	11/17/59	(300 bp) — Monthly	(23,534)

56 Mortgage Securities Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 9/30/22 cont.
Swap counterparty/ Referenced debt*	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments (paid) by fund	Unrealized appreciation/ (depreciation)
Morgan Stanley & Co. International PLC
CMBX NA BB.10 Index	$(196,526)	$647,000	$215,322	11/17/59	(500 bp) — Monthly	$18,256
CMBX NA BB.10 Index	(16,780)	160,000	53,248	11/17/59	(500 bp) — Monthly	36,334
CMBX NA BB.8 Index	(397,971)	1,109,328	416,220	10/17/57	(500 bp) — Monthly	17,324
CMBX NA BB.8 Index	(234,901)	643,565	241,465	10/17/57	(500 bp) — Monthly	6,028
CMBX NA BB.8 Index	(111,807)	306,321	114,932	10/17/57	(500 bp) — Monthly	2,869
CMBX NA BB.8 Index	(12,320)	32,855	12,327	10/17/57	(500 bp) — Monthly	(21)
CMBX NA BB.9 Index	(3,804)	28,000	9,136	9/17/58	(500 bp) — Monthly	5,310
CMBX NA BBB−.10 Index	(196,183)	1,590,000	295,740	11/17/59	(300 bp) — Monthly	98,762
CMBX NA BBB−.10 Index	(109,578)	864,000	160,704	11/17/59	(300 bp) — Monthly	50,694
CMBX NA BBB−.10 Index	(86,435)	824,000	153,264	11/17/59	(300 bp) — Monthly	66,417
CMBX NA BBB−.10 Index	(168,160)	711,000	132,246	11/17/59	(300 bp) — Monthly	(36,269)
CMBX NA BBB−.10 Index	(151,882)	623,000	115,878	11/17/59	(300 bp) — Monthly	(36,316)
CMBX NA BBB−.10 Index	(103,001)	611,000	113,646	11/17/59	(300 bp) — Monthly	10,339
CMBX NA BBB−.10 Index	(79,899)	348,000	64,728	11/17/59	(300 bp) — Monthly	(15,345)
CMBX NA BBB−.10 Index	(70,508)	323,000	60,078	11/17/59	(300 bp) — Monthly	(10,591)
CMBX NA BBB−.10 Index	(26,327)	304,000	56,544	11/17/59	(300 bp) — Monthly	30,065
CMBX NA BBB−.10 Index	(49,002)	226,000	42,036	11/17/59	(300 bp) — Monthly	(7,079)
CMBX NA BBB−.10 Index	(43,032)	199,000	37,014	11/17/59	(300 bp) — Monthly	(6,118)
CMBX NA BBB−.10 Index	(23,716)	187,000	34,782	11/17/59	(300 bp) — Monthly	10,972
CMBX NA BBB−.11 Index	(25,498)	162,000	26,471	11/18/54	(300 bp) — Monthly	891
CMBX NA BBB−.12 Index	(68,165)	300,000	54,900	8/17/61	(300 bp) — Monthly	(13,415)
CMBX NA BBB−.12 Index	(54,047)	259,000	47,397	8/17/61	(300 bp) — Monthly	(6,779)
CMBX NA BBB−.12 Index	(50,930)	246,000	45,018	8/17/61	(300 bp) — Monthly	(6,035)

Mortgage Securities Fund 57

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 9/30/22 cont.
Swap counterparty/ Referenced debt*	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments (paid) by fund	Unrealized appreciation/ (depreciation)
Morgan Stanley & Co. International PLC cont.
CMBX NA BBB−.12 Index	$(72,026)	$233,000	$42,639	8/17/61	(300 bp) — Monthly	$(29,504)
CMBX NA BBB−.8 Index	(162,334)	1,186,000	205,178	10/17/57	(300 bp) — Monthly	42,251
CMBX NA BBB−.8 Index	(115,360)	824,000	142,552	10/17/57	(300 bp) — Monthly	26,780
CMBX NA BBB−.8 Index	(93,274)	602,000	104,146	10/17/57	(300 bp) — Monthly	10,571
CMBX NA BBB−.8 Index	(74,278)	584,000	101,032	10/17/57	(300 bp) — Monthly	26,463
CMBX NA BBB−.8 Index	(25,772)	190,000	32,870	10/17/57	(300 bp) — Monthly	7,010
Upfront premium received	—		Unrealized appreciation		2,683,130
Upfront premium (paid)	(10,680,221)		Unrealized (depreciation)		(1,360,708)
Total	$(10,680,221)		Total		$1,322,421
* Payments related to the referenced debt are made upon a credit default event.
** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

58 Mortgage Securities Fund

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Asset-backed securities	$—	$4,198,635	$—
Mortgage-backed securities	—	431,700,007	—
Purchased options outstanding	—	295	—
Purchased swap options outstanding	—	8,185	—
U.S. government and agency mortgage obligations	—	664,515,425	—
Short-term investments	5,710,000	89,721,337	—
Totals by level	$5,710,000	$1,190,143,884	$—

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Futures contracts	$3,211,150	$—	$—
Written options outstanding	—	(11,625,960)	—
Written swap options outstanding	—	(23,098,341)	—
Forward premium swap option contracts	—	(2,565,916)	—
TBA sale commitments	—	(103,742,030)	—
Interest rate swap contracts	—	20,320,282	—
Credit default contracts	—	477,088	—
Totals by level	$3,211,150	(120,234,877)	$—
The following is a reconciliation of Level 3 assets as of the close of the reporting period:

Investments in securities:	Balance as of 9/30/21	Accrued discounts/premiums	Realized gain/(loss)	Change in net unrealized appreciation/ (deprecia- tion) #	Cost of purchases	Proceeds from sales	Total transfers into Level 3†	Total transfers out of Level 3†	Balance as of 9/30/22
Asset-backed securities	$7,917,554	$—	$34,364	$(12,232)	$—	$(4,875,994)	$—	$(3,063,692)	$—
Totals	$7,917,554	$—	$34,364	$(12,232)	$—	$(4,875,994)	$—	$(3,063,692)	$—
† Transfers during the reporting period did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period.
# Includes $(12,232) related to securities still held at period end. Total change in unrealized appreciation/(depreciation) for securities (including Level 1 and Level 2) can be found in the Statement of operations.

The accompanying notes are an integral part of these financial statements.

Mortgage Securities Fund 59

Statement of assets and liabilities 9/30/22

ASSETS
Investment in securities, at value (Notes 1 and 8):
Unaffiliated issuers (identified cost $1,260,608,304)	$1,187,363,966
Affiliated issuers (identified cost $8,489,918) (Note 5)	8,489,918
Interest and other receivables	5,123,607
Receivable for shares of the fund sold	50,733
Receivable for investments sold	11,271,019
Receivable for sales of TBA securities (Note 1)	51,549,679
Receivable for variation margin on futures contracts (Note 1)	150,622
Receivable for variation margin on centrally cleared swap contracts (Note 1)	24,568,986
Unrealized appreciation on forward premium swap option contracts (Note 1)	38,683,770
Unrealized appreciation on OTC swap contracts (Note 1)	13,599,432
Premium paid on OTC swap contracts (Note 1)	10,769,753
Prepaid assets	33,696
Total assets	1,351,655,181

LIABILITIES
Payable for investments purchased	6,348,511
Payable for purchases of TBA securities (Note 1)	633,693,809
Payable for shares of the fund repurchased	222,707
Payable for compensation of Manager (Note 2)	163,173
Payable for custodian fees (Note 2)	49,038
Payable for investor servicing fees (Note 2)	169,936
Payable for Trustee compensation and expenses (Note 2)	558,679
Payable for administrative services (Note 2)	2,047
Payable for distribution fees (Note 2)	312,044
Payable for variation margin on centrally cleared swap contracts (Note 1)	23,420,150
Unrealized depreciation on OTC swap contracts (Note 1)	5,920,260
Premium received on OTC swap contracts (Note 1)	11,273,101
Unrealized depreciation on forward premium swap option contracts (Note 1)	41,249,686
Written options outstanding, at value (premiums $25,114,952) (Note 1)	34,724,301
TBA sale commitments, at value (proceeds receivable $106,218,418) (Note 1)	103,742,030
Collateral on certain derivative contracts, at value (Notes 1 and 8)	5,700,000
Other accrued expenses	196,427
Total liabilities	867,745,899

Net assets	$483,909,282

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$817,690,032
Total distributable earnings (Note 1)	(333,780,750)
Total — Representing net assets applicable to capital shares outstanding	$483,909,282

(Continued on next page)

60 Mortgage Securities Fund

Statement of assets and liabilities cont.

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($442,393,619 divided by 45,866,164 shares)	$9.65
Offering price per class A share (100/96.00 of $9.65)*	$10.05
Net asset value and offering price per class B share ($617,876 divided by 64,361 shares)**	$9.60
Net asset value and offering price per class C share ($3,467,474 divided by 363,387 shares)**	$9.54
Net asset value, offering price and redemption price per class R share
($4,592,522 divided by 482,569 shares)	$9.52
Net asset value, offering price and redemption price per class R6 share
($5,123,162 divided by 538,364 shares)	$9.52
Net asset value, offering price and redemption price per class Y share
($27,714,629 divided by 2,911,855 shares)	$9.52

*On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

**Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Mortgage Securities Fund 61

Statement of operations Year ended 9/30/22

INVESTMENT INCOME
Interest (including interest income of $135,644 from investments in affiliated issuers) (Note 5)	$35,317,775
Total investment income	35,317,775

EXPENSES
Compensation of Manager (Note 2)	2,291,500
Investor servicing fees (Note 2)	1,103,550
Custodian fees (Note 2)	96,993
Trustee compensation and expenses (Note 2)	23,884
Distribution fees (Note 2)	1,410,240
Administrative services (Note 2)	16,818
Other	453,269
Fees waived and reimbursed by Manager (Note 2)	(28)
Total expenses	5,396,226
Expense reduction (Note 2)	(3,399)
Net expenses	5,392,827

Net investment income	29,924,948

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	(83,285,558)
Futures contracts (Note 1)	25,864,889
Swap contracts (Note 1)	(29,903,027)
Written options (Note 1)	(62,011,326)
Total net realized loss	(149,335,022)
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers and TBA sale commitments	(26,448,066)
Futures contracts	1,783,404
Swap contracts	75,578,173
Written options	(22,588,567)
Total change in net unrealized appreciation	28,324,944

Net loss on investments	(121,010,078)

Net decrease in net assets resulting from operations	$(91,085,130)

The accompanying notes are an integral part of these financial statements.

62 Mortgage Securities Fund

Statement of changes in net assets

DECREASE IN NET ASSETS	Year ended 9/30/22	Year ended 9/30/21
Operations
Net investment income	$29,924,948	$31,704,812
Net realized loss on investments	(149,335,022)	(15,302,101)
Change in net unrealized appreciation of investments	28,324,944	5,025,406
Net increase (decrease) in net assets resulting
from operations	(91,085,130)	21,428,117
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	(23,649,447)	(7,276,037)
Class B	(32,892)	(14,140)
Class C	(181,093)	(88,203)
Class R	(233,305)	(76,123)
Class R6	(288,950)	(77,497)
Class Y	(2,187,672)	(737,370)
From return of capital
Class A	—	(18,775,718)
Class B	—	(36,488)
Class C	—	(227,608)
Class R	—	(196,434)
Class R6	—	(199,980)
Class Y	—	(1,902,775)
Decrease from capital share transactions (Note 4)	(102,258,803)	(60,549,828)
Total decrease in net assets	(219,917,292)	(68,730,084)

NET ASSETS
Beginning of year	703,826,574	772,556,658
End of year	$483,909,282	$703,826,574

The accompanying notes are an integral part of these financial statements.

Mortgage Securities Fund 63

Financial highlights
(For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
												Ratio of net
	Net asset		Net realized								Ratio	investment
	value,		and unrealized	Total from	From net			Net asset	Total return	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	investment	From	Total	value, end	at net asset	end of period	to average	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	income	return of capital	distributions	of period	value (%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	(%)[d]
Class A
September 30, 2022	$11.87	.55	(2.28)	(1.73)	(.49)	—	(.49)	$9.65	(14.96)	$442,394	.92[e,f]	5.02[e]	863
September 30, 2021	12.02	.53	(.19)	.34	(.14)	(.35)	(.49)	11.87	2.80	606,657	.78[e,g]	4.29[e,g]	974
September 30, 2020	12.96	.48	(.87)	(.39)	(.55)	—	(.55)	12.02	(3.05)	680,883	.75[e,g]	3.88[e,g]	916
September 30, 2019	12.37	.44	.74	1.18	(.59)	—	(.59)	12.96	9.80	780,517	.75[e,g]	3.55[e,g]	1,089
September 30, 2018	12.89	.45	(.53)	(.08)	(.44)	—	(.44)	12.37	(.67)	826,165	.84[e,g,h]	3.57[e,g]	1,403
Class B
September 30, 2022	$11.81	.47	(2.27)	(1.80)	(.41)	—	(.41)	$9.60	(15.61)	$618	1.67[e,f]	4.25[e]	863
September 30, 2021	11.97	.43	(.19)	.24	(.11)	(.29)	(.40)	11.81	1.92	1,165	1.53[e,g]	3.50[e,g]	974
September 30, 2020	12.89	.39	(.86)	(.47)	(.45)	—	(.45)	11.97	(3.69)	2,190	1.50[e,g]	3.14[e,g]	916
September 30, 2019	12.31	.35	.72	1.07	(.49)	—	(.49)	12.89	8.91	5,214	1.49[e,g]	2.85[e,g]	1,089
September 30, 2018	12.83	.34	(.52)	(.18)	(.34)	—	(.34)	12.31	(1.42)	8,280	1.57[e,g,h]	2.73[e,g]	1,403
Class C
September 30, 2022	$11.74	.46	(2.25)	(1.79)	(.41)	—	(.41)	$9.54	(15.60)	$3,467	1.67[e,f]	4.25[e]	863
September 30, 2021	11.90	.42	(.18)	.24	(.11)	(.29)	(.40)	11.74	1.94	5,938	1.53[e,g]	3.44[e,g]	974
September 30, 2020	12.84	.39	(.88)	(.49)	(.45)	—	(.45)	11.90	(3.82)	14,611	1.50[e,g]	3.13[e,g]	916
September 30, 2019	12.25	.35	.73	1.08	(.49)	—	(.49)	12.84	9.04	23,972	1.50[e,g]	2.83[e,g]	1,089
September 30, 2018	12.77	.33	(.51)	(.18)	(.34)	—	(.34)	12.25	(1.45)	31,674	1.59[e,g,h]	2.68[e,g]	1,403
Class R
September 30, 2022	$11.71	.52	(2.24)	(1.72)	(.47)	—	(.47)	$9.52	(15.11)	$4,593	1.17[e,f]	4.77[e]	863
September 30, 2021	11.88	.49	(.20)	.29	(.13)	(.33)	(.46)	11.71	2.41	6,479	1.03[e,g]	4.02[e,g]	974
September 30, 2020	12.81	.45	(.86)	(.41)	(.52)	—	(.52)	11.88	(3.26)	7,813	1.00[e,g]	3.63[e,g]	916
September 30, 2019	12.23	.41	.72	1.13	(.55)	—	(.55)	12.81	9.55	11,126	1.00[e,g]	3.32[e,g]	1,089
September 30, 2018	12.76	.40	(.53)	(.13)	(.40)	—	(.40)	12.23	(1.03)	14,329	1.09[e,g,h]	3.20[e,g]	1,403
Class R6
September 30, 2022	$11.71	.59	(2.25)	(1.66)	(.53)	—	(.53)	$9.52	(14.58)	$5,123	.53[e,f]	5.40[e]	863
September 30, 2021	11.88	.57	(.20)	.37	(.15)	(.39)	(.54)	11.71	3.07	6,069	.41[e,g]	4.67[e,g]	974
September 30, 2020	12.82	.52	(.86)	(.34)	(.60)	—	(.60)	11.88	(2.71)	5,928	.37[e,g]	4.26[e,g]	916
September 30, 2019	12.24	.49	.72	1.21	(.63)	—	(.63)	12.82	10.25	7,454	.37[e,g]	3.96[e,g]	1,089
September 30, 2018 †	12.41	.26	(.21)	.05	(.22)	—	(.22)	12.24	.42*	7,530	.16*e,g,h	2.11*e,g	1,403
Class Y
September 30, 2022	$11.71	.58	(2.25)	(1.67)	(.52)	—	(.52)	$9.52	(14.71)	$27,715	.67[e,f]	5.23[e]	863
September 30, 2021	11.88	.55	(.19)	.36	(.15)	(.38)	(.53)	11.71	2.93	77,518	.53[e,g]	4.59[e,g]	974
September 30, 2020	12.81	.51	(.86)	(.35)	(.58)	—	(.58)	11.88	(2.75)	61,132	.50[e,g]	4.14[e,g]	916
September 30, 2019	12.23	.48	.72	1.20	(.62)	—	(.62)	12.81	10.12	89,152	.50[e,g]	3.89[e,g]	1,089
September 30, 2018	12.76	.47	(.53)	(.06)	(.47)	—	(.47)	12.23	(.49)	105,371	.59[e,g,h]	3.75[e,g]	1,403

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

64 Mortgage Securities Fund	Mortgage Securities Fund 65

Financial highlights cont.

Before April 19, 2018, the fund was managed with a materially different investment strategy and may have achieved materially different performance results under its current investment strategy from that shown for periods before this date.

* Not annualized.

† For the period April 20, 2018 (commencement of operations) to September 30, 2018.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Portfolio turnover includes TBA purchase and sale commitments.

e Reflects an involuntary contractual expense limitation and/or waivers of certain fund expenses in connection with investments in Putnam Government Money Market Fund in effect during the period. As a result of such limitations and/or waivers, the expenses of each class reflect a reduction of less than 0.01% as a percentage of average net assets.

f Includes one-time proxy cost of 0.01%.

g Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts as a percentage of average net assets (Note 2):

	9/30/21	9/30/20	9/30/19	9/30/18
Class A	0.11%	0.14%	0.15%	0.12%
Class B	0.11	0.14	0.15	0.12
Class C	0.11	0.14	0.15	0.12
Class R	0.11	0.14	0.15	0.12
Class R6	0.11	0.14	0.15	0.10
Class Y	0.11	0.14	0.15	0.12

h Includes one-time merger costs of 0.02%.

The accompanying notes are an integral part of these financial statements.

66 Mortgage Securities Fund

Notes to financial statements 9/30/22

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from October 1, 2021 through September 30, 2022.

Putnam Mortgage Securities Fund (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The goal of the fund is to seek as high a level of current income as Putnam Management believes is consistent with preservation of capital. The fund invests mainly in mortgages, mortgage-related fixed income securities and related derivatives that are either investment-grade or below-investment-grade in quality (sometimes referred to as “junk bonds”). Under normal circumstances, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in mortgages, mortgage-related fixed income securities and related derivatives (i.e., derivatives used to acquire exposure to, or whose underlying securities are, mortgages or mortgage-related securities). The fund generally uses the net unrealized gain or loss, or market value, of mortgage-related derivatives for purposes of this policy, but may use the notional value of a derivative if that is determined to be a more appropriate measure of the fund’s investment exposure. This policy may be changed only after 60 days’ notice to shareholders.

The fund expects to invest in mortgage-backed investments that are obligations of U.S. government agencies and instrumentalities and accordingly are backed by the full faith and credit of the United States (e.g., Ginnie Mae mortgage-backed bonds) as well as in mortgage-backed investments that are backed by only the credit of a federal agency or government-sponsored entity (e.g., Fannie Mae and Freddie Mac mortgage-backed bonds), and that have short- to long-term maturities. The fund currently has significant investment exposure to commercial mortgage-backed securities.

The fund also expects to invest in lower-rated, higher-yielding mortgage-backed securities, including non-agency residential mortgage-backed securities (which may be backed by non-qualified or “sub-prime” mortgages), commercial mortgage-backed securities, and collateralized mortgage obligations (including interest only, principal only, and other prepayment derivatives). Non-agency (i.e., privately issued) securities typically are lower-rated and higher yielding than securities issued or backed by agencies such as Ginnie Mae, Fannie Mae or Freddie Mac. While the fund’s emphasis will be on mortgage-backed securities, it may also invest to a lesser extent in other types of asset-backed securities.

Putnam Management may consider, among other factors, credit, interest rate, prepayment and liquidity risks, as well as general market conditions, when deciding whether to buy or sell investments.

The fund typically uses, to a significant extent, derivatives, including interest rate swaps, swaptions, forward delivery contracts, total return swaps, and options on mortgage-backed securities and indices, for both hedging and non-hedging purposes, including to obtain or adjust exposure to mortgage-backed investments.

The fund offers the following share classes. The expenses for each class of shares may differ based on the distribution and investor servicing fees of each class, which are identified in Note 2.

Share class	Sales charge	Contingent deferred sales charge	Conversion feature
1.00% on certain redemptions of shares
Class A	Up to 4.00%	bought with no initial sales charge	None
Converts to class A shares
Class B*	None	5.00% phased out over six years	after 8 years
Converts to class A shares
Class C	None	1.00% eliminated after one year	after 8 years
Class R†	None	None	None
Class R6†	None	None	None
Class Y†	None	None	None

* Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment.

† Not available to all investors.

Mortgage Securities Fund 67

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments, including mortgage backed securities and short-term investments with remaining maturities of 60 days or less, are valued on the basis of valuations provided by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such service providers use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. These securities will generally be categorized as Level 2.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over

68 Mortgage Securities Fund

a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, if any, and including amortization and accretion of premiums and discounts on debt securities, is recorded on the accrual basis.

Securities purchased or sold on a delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

Options contracts The fund uses options contracts to hedge duration and convexity, to isolate prepayment risk and to manage downside risks.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts to hedge treasury term structure risk and for yield curve positioning.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Mortgage Securities Fund 69

Interest rate swap contracts The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to hedge term structure risk and for yield curve positioning.

An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate swap contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the reset date or the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.

The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and centrally cleared interest rate swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC and/or centrally cleared total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure and to gain exposure to specific sectors.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC and/or centrally cleared total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market maker. Any change is recorded as an unrealized gain or loss on OTC total return swaps. Daily fluctuations in the value of centrally cleared total return swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC and/or centrally cleared total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC total return swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared total return swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared total return swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and/or centrally cleared total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Credit default contracts The fund entered into OTC and/or centrally cleared credit default contracts to hedge credit risk, to hedge market risk and to gain exposure to specific sectors.

In OTC and centrally cleared credit default contracts, the protection buyer typically makes a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the

70 Mortgage Securities Fund

reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties, including upfront premiums, are settled through a central clearing agent through variation margin payments. Upfront and periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the reset date or close of the contract. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and fair value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.

OTC and centrally cleared credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

TBA commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price and par amount have been established, the actual securities have not been specified. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date.

The fund may also enter into TBA sale commitments to hedge its portfolio positions, to sell mortgage-backed securities it owns under delayed delivery arrangements or to take a short position in mortgage-backed securities. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, either equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date are held as “cover” for the transaction, or other liquid assets in an amount equal to the notional value of the TBA sale commitment are segregated. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

TBA commitments, which are accounted for as purchase and sale transactions, may be considered securities themselves, and involve a risk of loss due to changes in the value of the security prior to the settlement date as well as the risk that the counterparty to the transaction will not perform its obligations. Counterparty risk is mitigated by having a master agreement between the fund and the counterparty.

Unsettled TBA commitments are valued at their fair value according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. Based on market circumstances, Putnam Management will determine whether to take delivery of the underlying securities or to dispose of the TBA commitments prior to settlement.

TBA purchase commitments outstanding at period end, if any, are listed within the fund’s portfolio and TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Mortgage Securities Fund 71

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage-backed and other asset-backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral pledged to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $35,943,668 on open derivative contracts subject to the Master Agreements. Collateral pledged by the fund at period end for these agreements totaled $38,617,162 and may include amounts related to unsettled agreements.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $100 million ($317.5 million prior to October 14, 2022) unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the committed line of credit and 1.30% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred for an unlimited period and the carry forwards will retain their character as either short-term or long-term capital losses. At September 30, 2022, the fund had the following capital loss carryovers available, to the extent allowed by the Code, to offset future net capital gain, if any:

72 Mortgage Securities Fund

	Loss carryover
Short-term	Long-term	Total
$150,877,060	$84,902,298	$235,779,358

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from losses on wash sale transactions, unrealized gains and losses on certain futures contracts, income on swap contracts, interest-only securities and litigation and/or restitution payments. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $140,001 to increase undistributed net investment income and $140,001 to increase accumulated net realized loss.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$147,157,922
Unrealized depreciation	(302,275,734)
Net unrealized depreciation	(155,117,812)
Undistributed ordinary income	57,116,418
Capital loss carryforward	(235,779,358)
Cost for federal income tax purposes	$1,233,947,969

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.550%	of the first $5 billion,	0.350%	of the next $50 billion,
0.500%	of the next $5 billion,	0.330%	of the next $50 billion,
0.450%	of the next $10 billion,	0.320%	of the next $100 billion and
0.400%	of the next $10 billion,	0.315%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.385% of the fund’s average net assets.

Putnam Management has contractually agreed, through January 30, 2024, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

The fund invests in Putnam Government Money Market Fund, an open-end management investment company managed by Putnam Management. Management fees paid by the fund are reduced by an amount equal to the management fees paid by Putnam Government Money Market Fund with respect to assets invested by the fund in Putnam Government Money Market Fund. For the reporting period, management fees paid were reduced by $28 relating to the fund’s investment in Putnam Government Money Market Fund.

Mortgage Securities Fund 73

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.20% (prior to July 1, 2022, the annual rate was 0.25%) of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class R and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (retail account) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$991,880	Class R6	2,942
Class B	1,669	Class Y	87,809
Class C	9,052	Total	$1,103,550
Class R	10,198

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $3,399 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $450, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (Maximum %) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (Approved %) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

74 Mortgage Securities Fund

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$1,325,492
Class B	1.00%	1.00%	8,966
Class C	1.00%	1.00%	48,550
Class R	1.00%	0.50%	27,232
Total			$1,410,240

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $11,084 from the sale of class A shares and received $59 and $68 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $83 on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities, including TBA commitments (Long-term)	$7,458,482,649	$7,006,317,501
U.S. government securities (Long-term)	—	—
Total	$7,458,482,649	$7,006,317,501

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	YEAR ENDED 9/30/22		YEAR ENDED 9/30/21
Class A	Shares	Amount	Shares	Amount
Shares sold	947,739	$10,520,300	1,874,417	$23,193,078
Shares issued in connection with
reinvestment of distributions	1,940,273	21,196,088	1,894,343	23,166,002
	2,888,012	31,716,388	3,768,760	46,359,080
Shares repurchased	(8,149,082)	(90,180,792)	(9,265,110)	(113,705,951)
Net decrease	(5,261,070)	$(58,464,404)	(5,496,350)	$(67,346,871)

	YEAR ENDED 9/30/22		YEAR ENDED 9/30/21
Class B	Shares	Amount	Shares	Amount
Shares sold	138	$1,502	261	$3,185
Shares issued in connection with
reinvestment of distributions	2,822	30,809	3,928	47,863
	2,960	32,311	4,189	51,048
Shares repurchased	(37,277)	(408,936)	(88,532)	(1,087,757)
Net decrease	(34,317)	$(376,625)	(84,343)	$(1,036,709)

Mortgage Securities Fund 75

	YEAR ENDED 9/30/22		YEAR ENDED 9/30/21
Class C	Shares	Amount	Shares	Amount
Shares sold	44,039	$487,703	102,203	$1,241,534
Shares issued in connection with
reinvestment of distributions	15,713	170,270	24,189	293,707
	59,752	657,973	126,392	1,535,241
Shares repurchased	(201,969)	(2,190,938)	(848,273)	(10,469,967)
Net decrease	(142,217)	$(1,532,965)	(721,881)	$(8,934,726)

	YEAR ENDED 9/30/22		YEAR ENDED 9/30/21
Class R	Shares	Amount	Shares	Amount
Shares sold	76,433	$844,833	124,071	$1,504,508
Shares issued in connection with
reinvestment of distributions	21,652	233,292	21,236	256,574
	98,085	1,078,125	145,307	1,761,082
Shares repurchased	(168,625)	(1,869,459)	(249,961)	(3,046,456)
Net decrease	(70,540)	$(791,334)	(104,654)	$(1,285,374)

	YEAR ENDED 9/30/22		YEAR ENDED 9/30/21
Class R6	Shares	Amount	Shares	Amount
Shares sold	59,263	$676,344	74,306	$922,097
Shares issued in connection with
reinvestment of distributions	26,443	284,888	22,754	274,727
	85,706	961,232	97,060	1,196,824
Shares repurchased	(65,483)	(712,905)	(77,955)	(948,592)
Net increase	20,223	$248,327	19,105	$248,232

	YEAR ENDED 9/30/22		YEAR ENDED 9/30/21
Class Y	Shares	Amount	Shares	Amount
Shares sold	1,147,656	$12,805,314	4,682,221	$56,822,147
Shares issued in connection with
reinvestment of distributions	109,908	1,187,759	130,771	1,579,460
	1,257,564	13,993,073	4,812,992	58,401,607
Shares repurchased	(4,963,533)	(55,334,875)	(3,342,939)	(40,595,987)
Net increase (decrease)	(3,705,969)	$(41,341,802)	1,470,053	$17,805,620

76 Mortgage Securities Fund

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 9/30/21	cost	proceeds	income	of 9/30/22
Short-term investments
Putnam Government
Money Market Fund*	$10,000	$—	$—	$50	$10,000
Putnam Short Term
Investment Fund**	50,544,303	341,501,867	383,566,252	135,594	8,479,918
Total Short-term
investments	$50,554,303	$341,501,867	$383,566,252	$135,644	$8,489,918

* Management fees incurred through investment in Putnam Government Money Market Fund have been waived by the fund (Note 2). There were no realized or unrealized gains or losses during the period.

** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. The fund may invest in higher-yielding, lower-rated bonds that may have a higher rate of default. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

On July 27, 2017, the United Kingdom’s Financial Conduct Authority (“FCA”), which regulates LIBOR, announced its intention to cease compelling banks to provide the quotations needed to sustain LIBOR after 2021. ICE Benchmark Administration, the administrator of LIBOR, ceased publication of most LIBOR settings on a representative basis at the end of 2021 and is expected to cease publication of a majority of U.S. dollar LIBOR settings on a representative basis after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. LIBOR has historically been a common benchmark interest rate index used to make adjustments to variable-rate loans. It is used throughout global banking and financial industries to determine interest rates for a variety of financial instruments and borrowing arrangements. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. Various financial industry groups have been planning for the transition away from LIBOR, but there are obstacles to converting certain longer-term securities and transactions to new reference rates. Markets are developing slowly and questions around liquidity in these rates and how to appropriately adjust these rates to mitigate any economic value transfer at the time of transition remain a significant concern. Neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets that rely on LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of related transactions, such as hedges. While some LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology, not all may have such provisions and there may be significant uncertainty regarding the effectiveness of any such alternative methodologies. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur at any time.

Mortgage Securities Fund 77

Beginning in January 2020, global financial markets have experienced, and may continue to experience, significant volatility resulting from the spread of a virus known as Covid–19. The outbreak of Covid–19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand, and general market uncertainty. The effects of Covid–19 have adversely affected, and may continue to adversely affect, the global economy, the economies of certain nations, and individual issuers, all of which may negatively impact the fund’s performance.

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Purchased TBA commitment option contracts (contract amount)	$533,500,000
Purchased swap option contracts (contract amount)	$2,316,400,000
Written TBA commitment option contracts (contract amount)	$533,500,000
Written swap option contracts (contract amount)	$1,933,800,000
Futures contracts (number of contracts)	3,000
OTC interest rate swap contracts (notional)	$96,900,000
Centrally cleared interest rate swap contracts (notional)	$1,772,700,000
Centrally cleared total return swap contracts (notional)	$23,700,000
OTC credit default contracts (notional)	$292,500,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Credit contracts	Receivables	$12,002,642	Payables	$11,525,554
Investments,
Receivables, Net
	assets — Unrealized		Payables, Net assets —
Interest rate contracts	appreciation	113,136,254*	Unrealized depreciation	126,886,559*
Total		$125,138,896		$138,412,113

* Includes cumulative appreciation/depreciation of futures contracts and/or centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

78 Mortgage Securities Fund

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not
accounted for as
hedging instruments
under ASC 815	Options	Futures	Swaps	Total
Credit contracts	$—	$—	$(33,716,737)	$(33,716,737)
Interest rate contracts	(73,441,719)	25,864,889	3,813,710	$(43,763,120)
Total	$(73,441,719)	$25,864,889	$(29,903,027)	$(77,479,857)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not
accounted for as
hedging instruments
under ASC 815	Options	Futures	Swaps	Total
Credit contracts	$—	$—	$55,131,928	$55,131,928
Interest rate contracts	(7,648,676)	1,783,404	20,446,245	$14,580,973
Total	$(7,648,676)	$1,783,404	$75,578,173	$69,712,901

Mortgage Securities Fund 79

Note 8: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital, Inc. (clearing broker)	BofA Securities, Inc.	Citibank, N.A.	Citigroup Global Markets, Inc.	Credit Suisse International	Goldman Sachs International	JPMorgan Chase Bank N.A.	JPMorgan Securities LLC	Merrill Lynch International	Morgan Stanley & Co. International PLC	Toronto- Dominion Bank	UBS AG	Total
Assets:
OTC Interest rate swap contracts*#	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$6,698,736	$—	$—	$ 6,698,736
Centrally cleared interest rate swap
contracts§	—	—	24,568,986	—	—	—	—	—	—	—	—	—	—	—	24,568,986
OTC Credit default contracts —
protection sold*#	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
OTC Credit default contracts —
protection purchased*#	—	—	—	—	—	5,506,481	292,130	1,661,169	—	1,167,889	251,593	3,123,380	—	—	12,002,642
Futures contracts§	—	—	—	—	—	—	—	—	—	150,622	—	—	—	—	150,622
Forward premium swap option
contracts#	12,690,606	703,717	—	—	15,152,424	—	—	2,253,859	2,824,431	—	—	1,266,864	831,724	2,960,145	38,683,770
Purchased swap options**#	8,185	—	—	—	—	—	—	—	—	—	—	—	—	—	8,185
Purchased options**#	—	—	—	—	—	—	—	—	295	—	—	—	—	—	295
Total Assets	$12,698,791	$703,717	$24,568,986	$—	$15,152,424	$5,506,481	$292,130	$3,915,028	$2,824,726	$1,318,511	$251,593	$11,088,980	$831,724	$2,960,145	$82,113,236
Liabilities:
OTC Interest rate swap contracts*#	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Centrally cleared interest rate
swap contracts§	—	—	23,420,150	—	—	—	—	—	—	—	—	—	—	—	23,420,150
OTC Credit default contracts —
protection sold *#	—	—	—	—	—	4,128,066	91,456	3,097,356	—	629,267	563,849	3,015,560	—	—	11,525,554
OTC Credit default contracts —
protection purchased*#	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Futures contracts§	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Forward premium swap option
contracts#	15,572,129	414,430	—	—	9,550,814	—	—	6,419,487	3,816,465	—	—	3,670,741	476,250	1,329,370	41,249,686
Written swap options#	9,182,996	—	—	—	2,211,534	—	—	—	4,222,085	—	—	4,361,998	574,281	2,545,447	23,098,341
Written options#	—	—	—	—	—	—	—	—	11,625,960	—	—	—	—	—	11,625,960
Total Liabilities	$24,755,125	$414,430	$23,420,150	$—	$11,762,348	$4,128,066	$91,456	$9,516,843	$19,664,510	$629,267	$563,849	$11,048,299	$1,050,531	$3,874,817	$110,919,691
Total Financial and Derivative
Net Assets	$(12,056,334)	$289,287	$1,148,836	$—	$3,390,076	$1,378,415	$200,674	$(5,601,815)	$(16,839,784)	$689,244	$(312,256)	$40,681	$(218,807)	$(914,672)	$(28,806,455)
Total collateral received (pledged)†##	$(12,056,334)	$(170,248)	$—	$—	$3,390,076	$1,378,415	$190,000	$(5,601,815)	$(14,479,609)	$460,000	$(312,256)	$(459,037)	$(218,807)	$(914,672)
Net amount	$—	$459,535	$1,148,836	$—	$—	$—	$10,674	$—	$(2,360,175)	$229,244	$—	$499,718	$—	$—

80 Mortgage Securities Fund	Mortgage Securities Fund 81

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital, Inc. (clearing broker)	BofA Securities, Inc.	Citibank, N.A.	Citigroup Global Markets, Inc.	Credit Suisse International	Goldman Sachs International	JPMorgan Chase Bank N.A.	JPMorgan Securities LLC	Merrill Lynch International	Morgan Stanley & Co. International PLC	Toronto- Dominion Bank	UBS AG	Total
Controlled collateral received (including
TBA commitments)**	$—	$—	$—	$—	$3,670,000	$1,380,000	$190,000	$—	$—	$460,000	$—	$—	$—	$—	$5,700,000
Uncontrolled collateral received	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Collateral (pledged) (including TBA
commitments)**	$(12,720,149)	$(170,248)	$—	$(10,119,294)	$—	$(1,547,801)	$—	$(9,205,293)	$(14,479,609)	$(2,971,708)	$(395,888)	$(459,037)	$(260,957)	$(925,981)	$(53,255,965)

* Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

##Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio. Collateral pledged for initial margin on futures contracts and centrally cleared swap contracts, which is not included in the table above, amounted to $1,610,833 and $13,337,829, respectively.

Note 9: New accounting pronouncements

In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2020–04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020–04 provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-offered based reference rates as of the end of 2021. The discontinuation of LIBOR was subsequently extended to June 30, 2023. ASU 2020–04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. The adoption of the guidance will not have a material impact on the fund’s financial statements.

82 Mortgage Securities Fund	Mortgage Securities Fund 83

Federal tax information (Unaudited)

For the reporting period, pursuant to §871(k) of the Internal Revenue Code, the fund hereby designates $26,330,049 of distributions paid as qualifying to be taxed as interest-related dividends, and no amount to be taxed as short-term capital gain dividends for nonresident alien shareholders.

The Form 1099 that will be mailed to you in January 2023 will show the tax status of all distributions paid to your account in calendar 2022.

84 Mortgage Securities Fund

Shareholder meeting results (Unaudited)

June 29, 2022 special meeting

At the meeting, each of the nominees for Trustees was elected, as follows:

	Votes for	Votes withheld
Liaquat Ahamed	28,645,653	1,653,203
Barbara M. Baumann	28,670,847	1,628,009
Katinka Domotorffy	28,668,732	1,630,124
Catharine Bond Hill	28,717,941	1,580,915
Kenneth R. Leibler	28,716,898	1,581,958
Jennifer Williams Murphy	28,763,046	1,535,810
Marie Pillai	28,643,963	1,654,893
George Putnam, III	28,644,767	1,654,089
Robert L. Reynolds	28,801,778	1,497,078
Manoj P. Singh	28,664,825	1,634,031
Mona K. Sutphen	28,656,870	1,641,985

All tabulations are rounded to the nearest whole number.

Mortgage Securities Fund 85

About the Trustees

INDEPENDENT TRUSTEES

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Author; won Pulitzer Prize for *Lords of Finance: The Bankers Who Broke the World.*

Other directorships: Chair of the Sun Valley Writers Conference, a literary not-for-profit organization, and a Trustee of the Journal of Philosophy.

Barbara M. Baumann

Born 1955, Trustee since 2010, Vice Chair since 2022

Principal occupations during past five years: President of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects.

Other directorships: Director of Devon Energy Corporation, a publicly traded independent natural gas and oil exploration and production company; Director of National Fuel Gas Company, a publicly traded energy company that engages in the production, gathering, transportation, distribution, and marketing of natural gas; Senior Advisor to the energy private equity firm First Reserve; Director of three private, independent oil and gas exploration and production companies: Ascent Resources, LLC, Texas American Resources Company II, LLC, and IOG Resources, LLC; member of the Finance Committee of the Children's Hospital of Colorado; member of the Investment Committee of the Board of The Denver Foundation; and previously a Director of publicly traded companies Buckeye Partners LP, UNS Energy Corporation, CVR Energy Company, and SM Energy Corporation.

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Foundation and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies.

Other directorships: Director of the Great Lakes Science Center and of College Now Greater Cleveland.

Catharine Bond Hill

Born 1954, Trustee since 2017

Principal occupations during past five years: Managing Director of Ithaka S+R, a not-for-profit service that helps the academic community navigate economic and technological change. From 2006 to 2016, Dr. Hill served as the 10th president of Vassar College.

Other directorships: Director of Yale-NUS College and Trustee of Yale University.

Kenneth R. Leibler

Born 1949, Trustee since 2006, Vice Chair from 2016 to 2018, Chair since 2018

Principal occupations during past five years: Vice Chair Emeritus of the Board of Trustees of Beth Israel Deaconess Hospital in Boston. Member of the Investment Committee of the Boston Arts Academy Foundation.

Other directorships: Director of Eversource Corporation, which operates New England's largest energy delivery system; previously the Chair of the Boston Options Exchange, an electronic marketplace for the trading of listed derivatives securities; previously the Chair and Chief Executive Officer of the Boston Stock Exchange; and previously the President and Chief Operating Officer of the American Stock Exchange.

Jennifer Williams Murphy

Born 1964, Trustee since 2022

Principal occupations during past five years: Chief Executive Officer and Founder of Runa Digital Assets, LLC, an institutional investment advisory firm specializing in active management of digital assets. Until 2021, Chief Operating Officer of Western Asset Management, LLC, a global investment adviser, and Chief Executive Officer and President of Western Asset Mortgage Capital Corporation, a mortgage finance real estate investment trust.

Other directorships: Previously, a Director of Western Asset Capital Corporation.

Marie Pillai

Born 1954, Trustee since 2022

Principal occupations during past five years: Senior Advisor, Hunter Street Partners, LP, an asset-oriented private investment firm; Specialty Leader and Member of the Curriculum Committee of the Center for Board Certified Fiduciaries, a public benefit corporation providing coursework for developing fiduciaries. Until 2019, Vice President, Chief Investment Officer, and Treasurer of General Mills, Inc., a global food company.

Other directorships: Director of the Catholic Community Foundation of Minnesota; Investment Advisory Board Member of the University of Minnesota; Member of the Investment Committee of the Bush Foundation, a nonprofit organization supporting community problem-solving in Minnesota, North Dakota, and South Dakota; and previously, a Board Member of Catholic Charities of St. Paul and Minneapolis.

86 Mortgage Securities Fund

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is 100 Federal Street, Boston, MA 02110.

As of September 30, 2022, there were 102 funds in the Putnam fund complex, including 96 Putnam Funds and six funds in Putnam ETF Trust. Each Trustee serves as Trustee of all Putnam Funds. In addition to serving as Trustees of the Putnam Funds, Dr. Hill, Mses. Domotorffy and Sutphen, and Mr. Ahamed serve as Trustees of Putnam ETF Trust. Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

Mortgage Securities Fund 87

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

James F. Clark (Born 1974)	Alan G. McCormack (Born 1964)
Vice President and Chief Compliance Officer	Vice President and Derivatives Risk Manager
Since 2016	Since 2022
Chief Compliance Officer and Chief Risk Officer,	Head of Quantitative Equities and Risk,
Putnam Investments, and Chief Compliance Officer,	Putnam Investments
Putnam Management
Denere P. Poulack (Born 1968)
Nancy E. Florek (Born 1957)	Assistant Vice President, Assistant Clerk,
Vice President, Director of Proxy Voting and Corporate	and Assistant Treasurer
Governance, Assistant Clerk, and Assistant Treasurer	Since 2004
Since 2000
Janet C. Smith (Born 1965)
Michael J. Higgins (Born 1976)	Vice President, Principal Financial Officer, Principal
Vice President, Treasurer, and Clerk	Accounting Officer, and Assistant Treasurer
Since 2010	Since 2007
Head of Fund Administration Services,
Jonathan S. Horwitz (Born 1955)	Putnam Investments and Putnam Management
Executive Vice President, Principal Executive Officer,
and Compliance Liaison	Stephen J. Tate (Born 1974)
Since 2004	Vice President and Chief Legal Officer
Since 2021
Richard T. Kircher (Born 1962)	General Counsel, Putnam Investments,
Vice President and BSA Compliance Officer	Putnam Management, and Putnam Retail Management
Since 2019
Assistant Director, Operational Compliance, Putnam	Mark C. Trenchard (Born 1962)
Investments and Putnam Retail Management	Vice President
Since 2002
Martin Lemaire (Born 1984)	Director of Operational Compliance, Putnam
Vice President and Derivatives Risk Manager	Investments and Putnam Retail Management
Since 2022
Risk Manager and Risk Analyst, Putnam Investments

Susan G. Malloy (Born 1957)
Vice President and Assistant Treasurer
Since 2007
Head of Accounting and Middle Office Services,
Putnam Investments and Putnam Management

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is 100 Federal Street, Boston, MA 02110.

88 Mortgage Securities Fund

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

Mortgage Securities Fund 89

Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, contact your financial advisor or call Putnam Investor Services at 1-800-225-1581. Please read the prospectus carefully before investing.

Blend	Income
Emerging Markets Equity Fund	Convertible Securities Fund
Focused Equity Fund	Diversified Income Trust
Focused International Equity Fund	Floating Rate Income Fund
International Capital Opportunities Fund	Global Income Trust
International Equity Fund	Government Money Market Fund*
Multi-Cap Core Fund	High Yield Fund
Research Fund	Income Fund
Money Market Fund†
Global Sector	Mortgage Opportunities Fund
Global Health Care Fund	Mortgage Securities Fund
Global Technology Fund	Short Duration Bond Fund
Ultra Short Duration Income Fund
Growth
Growth Opportunities Fund	Tax-free Income
Small Cap Growth Fund	Intermediate-Term Municipal Income Fund
Sustainable Future Fund	Short-Term Municipal Income Fund
Sustainable Leaders Fund	Strategic Intermediate Municipal Fund
Tax Exempt Income Fund
Value	Tax-Free High Yield Fund
International Value Fund
Large Cap Value Fund	State tax-free income funds:‡
Small Cap Value Fund	California, Massachusetts, Minnesota,
New Jersey, New York, Ohio, and Pennsylvania

90 Mortgage Securities Fund

Absolute Return	Asset Allocation (cont.)
Fixed Income Absolute Return Fund	Putnam Retirement Advantage Maturity Fund
Multi-Asset Absolute Return Fund	Putnam Retirement Advantage 2065 Fund
Putnam Retirement Advantage 2060 Fund
Putnam PanAgora§	Putnam Retirement Advantage 2055 Fund
Putnam PanAgora Risk Parity Fund	Putnam Retirement Advantage 2050 Fund
Putnam Retirement Advantage 2045 Fund
Asset Allocation	Putnam Retirement Advantage 2040 Fund
Dynamic Risk Allocation Fund	Putnam Retirement Advantage 2035 Fund
George Putnam Balanced Fund	Putnam Retirement Advantage 2030 Fund
Putnam Retirement Advantage 2025 Fund
Dynamic Asset Allocation Balanced Fund
Dynamic Asset Allocation Conservative Fund	RetirementReady® Maturity Fund
Dynamic Asset Allocation Growth Fund	RetirementReady® 2065 Fund
RetirementReady® 2060 Fund
RetirementReady® 2055 Fund
RetirementReady® 2050 Fund
RetirementReady® 2045 Fund
RetirementReady® 2040 Fund
RetirementReady® 2035 Fund
RetirementReady® 2030 Fund
RetirementReady® 2025 Fund

* You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

† You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

‡ Not available in all states.

§ Sub-advised by PanAgora Asset Management.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

Mortgage Securities Fund 91

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage funds across income, value, blend, growth, sustainable, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Richard T. Kircher
Putnam Investment	Kenneth R. Leibler, Chair	Vice President and
Management, LLC	Barbara M. Baumann, Vice Chair	BSA Compliance Officer
100 Federal Street	Liaquat Ahamed
Boston, MA 02110	Katinka Domotorffy	Martin Lemaire
	Catharine Bond Hill	Vice President and
Investment Sub-Advisor	Jennifer Williams Murphy	Derivatives Risk Manager
Putnam Investments Limited	Marie Pillai
16 St James’s Street	George Putnam, III	Susan G. Malloy
London, England SW1A 1ER	Robert L. Reynolds	Vice President and
	Manoj P. Singh	Assistant Treasurer
Marketing Services	Mona K. Sutphen
Putnam Retail Management		Alan G. McCormack
Limited Partnership	Officers	Vice President and
100 Federal Street	Robert L. Reynolds	Derivatives Risk Manager
Boston, MA 02110	President
Denere P. Poulack
Custodian	James F. Clark	Assistant Vice President,
State Street Bank	Vice President, Chief Compliance	Assistant Clerk, and
and Trust Company	Officer, and Chief Risk Officer	Assistant Treasurer

Legal Counsel	Nancy E. Florek	Janet C. Smith
Ropes & Gray LLP	Vice President, Director of	Vice President,
	Proxy Voting and Corporate	Principal Financial Officer,
Independent Registered	Governance, Assistant Clerk,	Principal Accounting Officer,
Public Accounting Firm	and Assistant Treasurer	and Assistant Treasurer
PricewaterhouseCoopers LLP
	Michael J. Higgins	Stephen J. Tate
	Vice President, Treasurer,	Vice President and
	and Clerk	Chief Legal Officer

	Jonathan S. Horwitz	Mark C. Trenchard
	Executive Vice President,	Vice President
Principal Executive Officer,
and Compliance Liaison

92 Mortgage Securities Fund

This report is for the information of shareholders of Putnam Mortgage Securities Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit, Compliance and Risk Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each member of the Audit, Compliance and Risk Committee also possesses a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualifies him or her for service on the Committee. In addition, the Trustees have determined that each of Dr. Hill and Mr. Singh qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education.The SEC has stated, and the funds’ amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Risk Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

September 30, 2022	$141,633	$ —	$11,355	$ —
September 30, 2021	$126,895	$ —	$9,872	$ —

For the fiscal years ended September 30, 2022 and September 30, 2021, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $309,638 and $274,771 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Risk Committee. The Audit, Compliance and Risk Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Risk Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2–01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

September 30, 2022	$ —	$298,283	$ —	$ —
September 30, 2021	$ —	$264,899	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Management Investment Companies:

Not Applicable

Item 13. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Mortgage Securities Fund

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: November 28, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: November 28, 2022

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: November 28, 2022